UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                        Under Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) March 31, 2003

                                ANGELES PARTNERS XIV
               (Exact name of registrant as specified in its charter)


              California               0-14248                95-3959771
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Item 2.     Acquisition or Disposition of Assets.

On March 31, 2003, the Registrant sold one of its investment properties, Waterford Square Apartments, located in Huntsville, Alabama. The Registrant sold Waterford Square Apartments to Sealy Management Company, Inc., an unrelated party, for $18,200,000. The sale price was determined based on the fair market value of the investment property.

The Registrant expects that substantially all of the net proceeds will be used to repay certain debt obligations of the Registrant. It is expected that no net proceeds will be distributed to the Registrant's partners.

Item 7.     Financial Statements and Exhibits

(b) Pro forma financial information.

As a result of the Partnership's adoption of the liquidation basis of accounting as of December 31, 2002, no pro forma financial information will be presented.

(c) Exhibits.

The following exhibits are filed with this report:


10.43.1 Purchase and Sale Contract - Between Waterford Square Apartments, as Seller and Sealy Management Company, Inc., as Purchaser, effective October 31, 2002

10.43.2 Reinstatement and First Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective November 15, 2002

10.43.3 Reinstatement and Second Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective November 25, 2002


10.43.4 Third Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective December 3, 2002

10.43.5 Fourth Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective January 15, 2003


10.43.6 Fifth Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective January 24, 2003

10.43.7 Sixth Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective February 5, 2003


10.43.8 Seventh Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective February 14, 2003

10.43.9 Eighth Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective February 21, 2003


10.43.10 Ninth Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective February 26, 2003

10.43.11 Tenth Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective March 7, 2003

10.43.12 Eleventh Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective March 14, 2003

10.43.13 Twelfth Amendment to Purchase and Sale Contract - Between Waterford Square as Seller and Sealy Management Company Inc., as Purchaser, effective March 20, 2003

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ANGELES PARTNERS XIV
                                    (a California Limited Partnership)

                                    By:   Angeles Realty Corporation II
                                          Managing General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President


                                    Date: April 14, 2003

                                                                 Exhibit 10.43.1





                           PURCHASE AND SALE CONTRACT

                                     BETWEEN



                          WATERFORD SQUARE APARTMENTS,

                        a California general partnership






                                    AS SELLER





                                       AND

                         SEALY MANAGEMENT COMPANY, INC.,

                             An Alabama corporation





                                  AS PURCHASER








                           WATERFORD SQUARE APARTMENTS

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT (this "Contract") is made and entered into as of the 31st day of October, 2002 (the "Effective Date") by and between WATERFORD SQUARE APARTMENTS, a California general partnership, having a principal address at c/o Apartment Investment and Management Company, 2000 South Colorado Blvd., Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller"), and SEALY MANAGEMENT COMPANY, Inc., an Alabama corporation, having a principal address at P.O. Box 1370, 1200 Greensboro Avenue, Tuscaloosa, Alabama 35403 ("Purchaser").

      NOW, THEREFORE, in consideration of mutual covenants set forth herein, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      A. Seller owns the real estate located in Madison County, Alabama, as more particularly described in Exhibit A attached hereto and made a part hereof, and the improvements thereon.

      B. Purchaser desires to purchase, and Seller desires to sell, such land, improvements and certain associated property, on the terms and conditions set forth below.

                                   ARTICLE 1
                                  DEFINED TERMS

1.1  Unless  otherwise  defined  herein,   any  term  with  its  initial  letter
capitalized in this Contract shall have the meaning set forth in this ARTICLE 1.

1.1.1       "ADA" shall have the meaning set forth in Section 13.22.

1.1.2       "Additional   Deposit"   shall  have  the  meaning  set  forth  in
Section 2.2.2.

1.1.3       "AIMCO" means Apartment Investment and Management Company.

1.1.4 "AIMCO Marks" means all words, phrases, slogans, materials, software, proprietary systems, trade secrets, proprietary information and lists, and other intellectual property owned or used by Seller, the Property Manager, or AIMCO in the marketing, operation or use of the Property (or in the marketing, operation or use of any other properties managed by the Property Manager or owned by AIMCO or an affiliate of either Property Manager or AIMCO).

1.1.5       "Assumed   Mortgage"   shall  have  the   meaning   set  forth  in
Section 4.5.1.

1.1.6       "Assumed  Encumbrances"  shall  have  the  meaning  set  forth  in
Section 4.5.1.

1.1.7       "Assumed  Loan  Documents"  shall  have the  meaning  set forth in
Section 4.5.1.

1.1.8       "Broker" shall have the meaning set forth in Section 9.1.

1.1.9 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the States of Alabama, Colorado, or Texas or, in the case of the day which would otherwise be the Closing Date, a day on which the Lender is not open for business.

1.1.10 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Contract in accordance with the terms and conditions of this Contract.

1.1.11 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held pursuant to Section 5.1.

1.1.12 "Code" shall have the meaning set forth in Section 2.3.6.

1.1.13 "Consent Contract" shall have the meaning set forth in Section 14.2.

1.1.14 "Consultants" shall have the meaning set forth in Section 3.1.

1.1.15 "Damage Notice" shall have the meaning set forth in Section 11.1.

1.1.16 "Deed" shall have the meaning set forth in Section 5.2.1.

1.1.17 "Deposit" means, to the extent actually deposited by Purchaser with Escrow Agent, the Initial Deposit and the Additional Deposit.

1.1.18 "Escrow Agent" shall have the meaning set forth in Section 2.2.1.

1.1.19 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits, if any, as may be designated as Excluded Permits on Schedule 1.1.19.

1.1.20 "Feasibility Period" shall have the meaning set forth in Section 3.1.

1.1.21 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property located on the Land or in the Improvements as of the Effective Date and used or usable in connection with the occupation or operation of all or any part of the Property, but only to the extent owned by Seller. The term "Fixtures and Tangible Personal Property" does not include the property and equipment, if any, expressly identified in Schedule 1.1.21.

1.1.22 "General Assignment" shall have the meaning set forth in Section 5.2.3.

1.1.23 "Good Funds" shall have the meaning set forth in Section 2.2.1.

1.1.24  "HUD"  means  the  United   States   Department  of  Housing  and  Urban
Development.

1.1.25 "HUD Approval" means the approval of HUD to the consummation of the transactions contemplated by this Contract as set forth in form HUD 92266.

1.1.26 "Improvements" means all buildings and improvements located on the Land.

1.1.27 "Initial Deposit" shall have the meaning set forth in Section 2.2.1.

1.1.28 "Land" means all of those certain tracts of land located in the State of Alabama described on Exhibit A, and all rights, privileges and appurtenances pertaining thereto.

1.1.29 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property.

1.1.30 "Leases Assignment" shall have the meaning set forth in Section 5.2.4.

1.1.31 "Lender" shall have the meaning set forth in Section 4.5.1.

1.1.32 "Lender's Assumption Fees" shall have the meaning set forth in Section 4.5.4.

1.1.33      "Loan" shall have the meaning set forth in Section 4.5.1.

1.1.34 "Loan Assumption and Release" shall have the meaning set forth in Section 4.5.2.

1.1.35      "Loan Balance" shall have the meaning set forth in Section 2.2.3.

1.1.36      "Losses" shall have the meaning set forth in Section 3.4.1.

1.1.37      "Materials" shall have the meaning set forth in Section 3.5.

1.1.38 "Miscellaneous Property Assets" means all contract rights, leases, concessions, manufacturer or other warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (a) receivables, (b) Property Contracts, (c) Leases, (d) Permits, (e) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit,
(f) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (g) utility and similar deposits,
(h) insurance or other prepaid items, (i) Seller's proprietary books and records, or (j) any right, title or interest in or to the AIMCO Marks. The term "Miscellaneous Property Assets" also shall include all of Seller's rights, if any, in and to the name "WATERFORD SQUARE APARTMENTS" as it relates solely to use in connection with the Property (and not with respect to any other property owned or managed by Seller, Property Manager, AIMCO, or their respective affiliates).

1.1.39 "Note" shall have the meaning set forth in Section 4.5.1.

1.1.40 "Objection Deadline" shall have the meaning set forth in Section 4.3.

1.1.41 "Objection Notice" shall have the meaning set forth in Section 4.3.

1.1.42 "Objections" shall have the meaning set forth in Section 4.3.

1.1.43 "Permits" means all licenses and permits granted by any governmental authority having jurisdiction over the Property owned by Seller and required in order to own and operate the Property.

1.1.44 "Permitted Exceptions" shall have the meaning set forth in Section 4.4.

1.1.45 "Property" means (a) the Land and Improvements and all rights of Seller, if any, in and to all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements, (b) the Property Contracts, Leases, Permits (other than Excluded Permits), and the Fixtures and Tangible Personal Property, and (c) the Miscellaneous Property Assets which are located on the Property and used in its operation.

1.1.46 "Property Contracts" means all purchase orders, maintenance, service, or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of the Property, but only to the extent the assignment of such contract to Purchaser is permitted pursuant to the express terms of such contract, and not including (a) any national contracts entered into by Seller, Property Manager, or AIMCO with respect to the Property (i) which terminate automatically upon transfer of the Property by Seller, or (ii) which Seller, in Seller's sole discretion, elects to terminate with respect to the Property effective as of the Closing Date, or (b) any property management contract for the Property.
1.1.47 "Property Contracts Notice" shall have the meaning set forth in Section 3.6.

1.1.48 "Property Manager" means the current property manager of the Property.

1.1.49 "Proration Schedule" shall have the meaning set forth in Section 5.4.1.

1.1.50 "Purchase Price" means the consideration to be paid by Purchaser to Seller for the purchase of the Property pursuant to Section 2.2.

1.1.51 "Regional Property Manager" shall have the meaning set forth in Section 6.4.

1.1.52 "Regulatory Agreement" shall mean that certain Regulatory Agreement for Multifamily Housing Projects, dated as of October 30, 1996, entered into by Seller and HUD, in connection with the Assumed Mortgage, recorded in Book 2232, Page 0857 of the Office of the Judge of Probate of Madison County, Alabama.

1.1.53 "Remediation" shall have the meaning set forth in Section 14.2.

1.1.54 "Required Loan Fund Amounts" shall have the meaning set forth in Section 4.5.4.

1.1.55 "Response Deadline" shall have the meaning set forth in Section 4.3.

1.1.56 "Response Notice" shall have the meaning set forth in Section 4.3.

1.1.57  "Seller's  Indemnified  Parties"  shall  have the  meaning  set forth in
Section 3.4.1

1.1.58      "Seller's  Representations"  shall have the  meaning  set forth in
Section 6.1.

1.1.59      "Survey" shall have the meaning ascribed thereto in Section 4.2.

1.1.60      "Survival Period" shall have the meaning set forth in Section 6.3.

1.1.61      "Survival Provisions" shall have the meaning set forth in Section
13.28.

1.1.62 "TAP Application" means an application for Transfer of Physical Assets, form HUD 92266, and supporting documentation, for submission to HUD in connection with the consummation of the Closing.

1.1.63 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

1.1.64 "Tenant Deposits" means all security deposits, prepaid rentals, cleaning fees and other deposits, plus any interest accrued thereon, paid by Tenants to Seller pursuant to the Leases.

1.1.65  "Tenant  Security  Deposit  Balance" shall have the meaning set forth in
Section 5.4.6.2.

1.1.66      "Terminated  Contracts"  shall  have  the  meaning  set  forth  in
Section 3.6.

1.1.67      "Testing" shall have the meaning set forth in Section 14.2.

1.1.68      "Title  Commitment"  shall have the  meaning  ascribed  thereto in
Section 4.1.

1.1.69      "Title  Documents"  shall have the  meaning set forth in Section
4.1.

1.1.70      "Title Insurer" shall have the meaning set forth in Section 2.2.1.

1.1.71      "Title Policy" shall have the meaning set forth in Section  4.1.

1.1.72      "Uncollected  Rents"  shall have the meaning set forth in Section
5.4.6.1.

1.1.73      "Vendor Terminations" shall have the meaning set forth in Section
5.2.5.

                                   ARTICLE 2
                 PURCHASE AND SALE, PURCHASE PRICE & DEPOSIT

2.1 Purchase and Sale. Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, all in accordance with the terms and conditions set forth in this Contract.

2.2 Purchase Price and Deposit. The total purchase price ("Purchase Price") for the Property shall be $18,550,000.00, which shall be paid by Purchaser, as follows:

2.2.1 On the Effective Date, Purchaser shall deliver to Stewart Title Guaranty Company, c/o Wendy Howell, National Commercial Closing Specialist, 1980 Post Oak Boulevard, Suite 610, Houston, TX 77056 (800) 729-1906 ("Escrow Agent" or "Title Insurer") a deposit (the "Initial Deposit") of $185,500.00 in cash or other immediately available funds ("Good Funds"). The Initial Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.2 On the day that the Feasibility Period expires, Purchaser shall deliver to Escrow Agent an additional deposit (the "Additional Deposit") of $185,500.00 in Good Funds. The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3. The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

2.2.3 In addition to the Deposit, Seller and Purchaser agree that the amount of One Hundred and No/100 Dollars ($100.00) shall be paid by Purchaser to Seller concurrently with the deposit into escrow of the Deposit, as consideration for Seller's execution and delivery of this Purchase Contract (the "Independent Contract Consideration"). The Independent Contract Consideration is independent of any other consideration or payment provided for in this Purchase Contract and, notwithstanding anything to the contrary herein, is non-refundable in all events.

2.2.4 At the Closing, subject to Purchaser's obligations under Section 4.5, Purchaser shall receive a credit against the Purchase Price in the amount of the outstanding principal balance of the Note, together with all accrued but unpaid interest (if any) thereon, as of the Closing Date (the "Loan Balance").

2.2.5 The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent in Good Funds no later than 11:00 a.m., Houston, Texas time, on the Closing Date (or such earlier time as required by Seller's lender).

2.3   Escrow Provisions Regarding Deposit.

2.3.1 Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms of this Contract. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase contracts as Escrow Agent, in its discretion, deems suitable, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit pursuant to this Contract.

2.3.2 Escrow Agent shall hold the Deposit until the earlier occurrence of (i) the Closing Date, at which time the Deposit shall be applied against the Purchase Price, or (ii) the date on which Escrow Agent shall be authorized to disburse the Deposit as set forth in Section 2.3.3. The tax identification numbers of the parties shall be furnished to Escrow Agent upon request.

2.3.3 If the Deposit has not been released earlier in accordance with Section 2.3.2, and either party makes a written demand upon Escrow Agent for payment of the Deposit, Escrow Agent shall give written notice to the other party of such demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within 5 Business Days after the giving of such notice, Escrow Agent is hereby authorized to make such payment. If Escrow Agent does receive such written objection within such 5-Business Day period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Contract or a final judgment or arbitrator's decision. However, Escrow Agent shall have the right at any time to deposit the Deposit and interest thereon, if any, with a court of competent jurisdiction in the state in which the Property is located. Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

2.3.4 The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties for any act or omission on its part unless taken or suffered in bad faith in willful disregard of this Contract or involving gross negligence. Seller and Purchaser jointly and severally shall indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Contract or involving gross negligence on the part of the Escrow Agent.

2.3.5 The parties shall deliver to Escrow Agent an executed copy of this Contract, which shall constitute the sole instructions to Escrow Agent. Escrow Agent shall execute the signature page for Escrow Agent attached hereto with respect to the provisions of this Section 2.3; provided, however, that (a) Escrow Agent's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Escrow Agent will not be necessary to amend any provision of this Contract other than this Section 2.3.

2.3.6 Escrow Agent, as the person responsible for closing the transaction within the meaning of Section 6045(e)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), shall file all necessary information, reports, returns, and statements regarding the transaction required by the Code including, but not limited to, the tax reports required pursuant to Section 6045 of the Code. Further, Escrow Agent agrees to indemnify and hold Purchaser, Seller, and their respective attorneys and brokers harmless from and against any Losses resulting from Escrow Agent's failure to file the reports Escrow Agent is required to file pursuant to this section.

2.3.7 The provisions of this Section 2.3 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 3
                               FEASIBILITY PERIOD

3.1 Feasibility Period. Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including November 15, 2002 (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall have the right from time to time to enter onto the
Property:

3.1.1 To conduct and make any and all customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the "Inspections") of or concerning the Property (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys);

3.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property;

3.1.3 To ascertain and confirm the suitability of the Property for Purchaser's intended use of the Property; and

3.1.4       To review the Materials at Purchaser's sole cost and expense.

3.2 Expiration of Feasibility Period. If the results of any of the matters referred to in Section 3.1 appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Contract for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Contract by giving written notice to that effect to Seller and Escrow Agent on or before 5:00 p.m. (in the time zone in which the Escrow Agent is located) on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability pursuant to Section 3.3 and any other provision of this Contract which survives such termination, and Escrow Agent shall forthwith return the Initial Deposit to Purchaser. If Purchaser fails to provide Seller with written notice of termination prior to the expiration of the Feasibility Period in strict accordance with the notice provisions of this Contract, Purchaser's right to terminate under this Section
3.2 shall be permanently waived and this Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in Section 8.1 and subject to Purchaser's rights to terminate this Contract provided in Section 4.5.4, Section 10.2, Section 11.1 and Section 12.1.

3.3 Conduct of Investigation. Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any Inspections conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all Inspections conducted at the Property. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its Inspections shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract. The provisions of this Section 3.3 shall survive the termination of this Contract.

3.4   Purchaser Indemnification.

3.4.1 Purchaser shall indemnify, hold harmless and, if requested by Seller (in Seller's sole discretion), defend (with counsel approved by Seller) Seller, together with Seller's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents, Property Manager, Regional Property Manager, and AIMCO (collectively, including Seller, "Seller's Indemnified Parties"), from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) (collectively, "Losses") arising from or related to Purchaser's or its Consultant's entry onto the Property, and any Inspections or other matters performed by Purchaser with respect to the Property at any time prior to Closing.

3.4.2 Notwithstanding anything in this Contract to the contrary, Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests (including, without limitation, a Phase II environmental study of the Property), investigations and other matters that in Seller's reasonable judgment could result in any injury to the Property or breach of any contract, or expose Seller to any Losses or violation of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall use best efforts to minimize disruption to Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore, at Purchaser's sole cost and expense, the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article
3. Purchaser  shall  maintain and cause its third party  consultants to maintain
(a) casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise, and (b) worker's compensation insurance for all of their respective employees in accordance with the law of the state in which the Property is located. Seller shall deliver proof of the insurance coverage required pursuant to this Section 3.4.2 to Seller (in the form of a certificate of insurance) prior to the earlier to occur of (i) Purchaser's or Purchaser's Consultants' entry onto the Property, or (ii) the expiration of 5 days after the Effective Date. The provisions of this
Section 3.4 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

3.5   Property Materials.

3.5.1 Within 5 days after the Effective Date, Seller agrees to deliver or cause to be delivered to Purchaser a copy the documents set forth on Schedule 3.5 (the "Materials") (subject to Section 3.5.2), provided that, where indicated on
Schedule 3.5, certain of the Materials will be available to Purchaser only at the Property for review and copying by Purchaser at Purchaser's sole cost and expense. In the alternative, at Seller's option and within the foregoing 5-day period, Seller may make the same available to Purchaser on a secure web site (Purchaser agrees that any item to be delivered by Seller under this Contract shall be deemed delivered to the extent available to Purchaser on such secure web site so long as Seller has advised Purchaser of such availability). To the extent that Purchaser determines that any of the Materials have not been made available or delivered to Purchaser pursuant to this Section 3.5.1, Purchaser shall notify Seller and Seller shall use commercially reasonable efforts to deliver the same to Purchaser within 3 Business Days after such notification is received by Seller.

3.5.2 Seller agrees that, prior to the expiration of the Feasibility Period, Seller will provide to Purchaser a listing of all of the items of equipment and other personal property used by Seller in the operation of the Property or made available to Tenants for use at the Property which is not owned by Seller and is the subject of a lease agreement in favor of Seller as the lessee.

3.5.3 In providing such information and Materials to Purchaser, except for Seller's Representations, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded and disclaimed. Any information and Materials provided by Seller to Purchaser under the terms of this Contract is for informational purposes only and shall be returned by Purchaser to Seller as a condition to return of the Deposit to Purchaser (if Purchaser is otherwise entitled to such Deposit pursuant to the terms of this Contract) if this Contract is terminated for any reason. Except for Seller's Representations, Purchaser shall not in any way be entitled to rely upon the accuracy of such information and Materials. Purchaser recognizes and agrees that the Materials and other documents and information delivered or made available by Seller pursuant to this Contract may not be complete or constitute all of such documents which are in Seller's possession or control, but are those that are readily available to Seller after reasonable inquiry to ascertain their availability. Purchaser understands that, although Seller will use commercially reasonable efforts to locate and make available the Materials and other documents required to be delivered or made available by Seller pursuant to this Contract, Purchaser will not rely on such Materials or other documents as being a complete and accurate source of information with respect to the Property, and except for Seller's Representations, will instead in all instances rely exclusively on its own Inspections and Consultants with respect to all matters which it deems relevant to its decision to acquire, own and operate the Property.

3.5.4 The provisions of this Section 3.5 shall survive the Closing and delivery of the Deed to Purchaser.

3.6 Property Contracts. On or before the expiration of the Feasibility Period, Purchaser may deliver written notice to Seller (the "Property Contracts Notice") specifying any Property Contracts with respect to which Purchaser desires to have Seller deliver notices of termination at the Closing (the "Terminated Contracts"); provided that (a) the effective date of such termination after Closing shall be subject to the express terms of such Terminated Contracts, (b) if any such Property Contract cannot by its terms be terminated, it shall be assumed by Purchaser and not be a Terminated Contract, and (c) to the extent that any such Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser shall be solely responsible for the payment of any such cancellation fees or penalties. If Purchaser fails to deliver the Property Contracts Notice on or before the expiration of the Feasibility Period, there shall be no Terminated Contracts and Purchaser shall assume all Property Contracts at the Closing.

                                   ARTICLE 4
                                      TITLE

4.1 Title Documents. Within 5 Business Days after the Effective Date, Seller shall cause to be delivered to Purchaser a standard form commitment for title insurance ("Title Commitment") for the Property in an amount equal to the Purchase Price from Title Insurer for an owner's title insurance policy (the "Title Policy"), together with copies of all instruments identified as exceptions therein (together with the Title Commitment, referred to herein as the "Title Documents"). Seller shall be responsible only for payment of the basic premium for the Title Policy. Purchaser shall be solely responsible for payment of all other costs relating to procurement of the Title Commitment, the Title Policy, and any requested amendments or endorsements.

4.2 Survey. Within 4 days after the Effective Date, Seller shall deliver to Purchaser or make available at the Property any existing survey of the Property which to Seller's knowledge is in Seller's possession or reasonable control (subject to Section 3.5.2) (the "Survey"). Purchaser, at Purchaser's sole cost and expense, may cause to be prepared an update of the Survey for the Property to be delivered to Purchaser and Seller no later than 14 days after the Effective Date.

4.3 Objection and Response Process. On or before the date which is 5 days following Purchaser's receipt of the Title Documents and the Survey (including receipt of any update of the Survey obtained by Purchaser within the 14 day time period provided in Section 4.2) (the "Objection Deadline"), Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any matter set forth in the Title Documents or the Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. On or before 5 days after Seller's receipt of the Objection Notice (the "Response Deadline"), Seller may, in Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which Seller is willing to cure, if any. Seller shall be entitled to reasonable adjournments of the Closing Date to cure the Objections. If Seller fails to deliver a Response Notice by the Response Deadline, Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If
Purchaser is dissatisfied with the Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller on or before the expiration of 5 days following the Response Deadline, either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract, in which event the Initial Deposit shall be returned to Purchaser. If Purchaser fails to give notice to terminate this Contract on or before the expiration of such 5 day Period, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents and the Survey, subject only to resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections).

4.4 Permitted Exceptions. The Deed delivered pursuant to this Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions":

4.4.1 All matters shown in the Title Documents and the Survey, other than (a) those Objections, if any, which Seller has agreed to cure pursuant to the Response Notice under Section 4.3, (b) mechanics' liens and taxes due and payable with respect to the period preceding Closing, (c) the standard exception regarding the rights of parties in possession which shall be limited to those parties in possession pursuant to the Leases, and (d) the standard exception pertaining to taxes which shall be limited to taxes and assessments payable in the year in which the Closing occurs and subsequent taxes and assessments;

4.4.2       All Leases;

4.4.3       The Assumed Encumbrances;

4.4.4       Applicable zoning and governmental regulations and ordinances; and

4.4.5 Any defects in or objections to title to the Property, or title exceptions or encumbrances, arising by, through or under Purchaser.

4.5   Assumed Encumbrances.

4.5.1 Purchaser recognizes and agrees that, in connection with a HUD-insured loan (the "Loan") made to Seller by Washington Capital Associations, Inc. (the "Lender"), that the Property presently is encumbered by a mortgage dated October 28, 1996 and recorded in Book 2232, Page 849, in the Office of the Judge of Probate of Madison County, Alabama (the "Assumed Mortgage") and by the Regulatory Agreement (collectively, the Assumed Mortgage and Regulatory Agreement are referred to herein as the "Assumed Encumbrances"). The Loan is evidenced by that certain promissory note dated October 28, 1996 in the stated principal amount of $11,998,900.00 (the "Note", and together with the Assumed Mortgage, the Assumed Encumbrances and any other documents executed by Seller in connection with the Loan, the "Assumed Loan Documents"), executed by Seller and payable to the order of the Lender. The outstanding principal balance of the Note as of the Effective Date is approximately $11,319,743.00. Monthly payments of principal and interest under the Note presently are $86,527.20 (references made herein to the Assumed Mortgage, the Assumed Encumbrances and the Assumed Loan Documents shall be applicable to describe the documents referenced thereby whether or not such are assumed by Purchaser pursuant to a Loan Assumption and Release). Within 5 days after the Effective Date, Seller agrees that it will deliver or cause to be delivered to Purchaser (in the same manner in which Seller is permitted to make the Materials available to Purchaser under Section 3.5.1) copies of the Assumed Loan Documents (subject to Section 3.5.2).

4.5.2 Purchaser agrees that, at the Closing, Purchaser shall obtain the consent of each of Lender and HUD to the transfer of the Property by Seller to Purchaser subject to the Assumed Encumbrances and both (i) Purchaser shall assume Seller's obligations under the Note arising on or after Closing and all of the other Assumed Loan Documents and accept title to the Property subject to the Mortgage and the other Assumed Encumbrances, and (ii) the Lender and HUD shall release Seller, as well as any guarantors and other obligated parties under the Assumed Loan Documents, from all obligations under the Assumed Loan Documents arising from and after the Closing Date (and any related guarantees or letters of credit), including, without limitation, any obligation to make payments of principal and interest under the Note (collectively, the foregoing (b) referred to herein as the "Loan Assumption and Release").

4.5.3 Purchaser acknowledges that the Assumed Loan Documents require the satisfaction by Purchaser of certain requirements to allow for the Loan Assumption and Release, including but not limited to the consent of the Lender and HUD thereto and the obtainment of HUD Approval. In connection therewith, Seller and Purchaser shall cooperate in preparation and submission of a TAP Application to HUD requesting HUD Approval, and each shall cooperate fully in providing information reasonably requested by HUD in connection with its consideration thereof. The TPA Application shall be completed and submitted to HUD by Purchaser on or before 21 days from and after the Effective Date. Purchaser shall provide Seller a completed draft of the TPA Application prior to its submission to HUD. The cost of the TPA Application (and the cost of receiving HUD Approval) and any physical inspection report required thereby shall be borne by Purchaser. Purchaser shall use commercially reasonable efforts to satisfy all conditions of the requirements on Purchaser's part to be performed in connection with the foregoing.

4.5.4 Seller and Purchaser shall cooperate in the preparation and submission of all necessary applications to the Lender for the obtainment of the consent of Lender and HUD to the Loan Assumption and Release prior to the Closing Date. Purchaser shall be responsible for the payment of the fees and expenses (including, without limitation, all servicing fees and charges, transfer fees, assumption fees and other fees) imposed or charged by the Lender or its counsel (such fees and expenses collectively being referred to as the "Lender's Assumption Fees"), in connection with the Loan Assumption and Release (which obligation shall survive the termination of this Contract and the Closing). Additionally, Purchaser shall be responsible for (a) replacing (and increasing to the extent required by Lender) all reserves, impounds and other accounts required to be maintained in connection with the Loan, and (b) funding any additional reserves, impounds or accounts required by Lender to be maintained by Purchaser in connection with the Loan after the Loan Assumption and Release (the foregoing amounts in (a) and (b) collectively referred to herein as the "Required Loan Fund Amounts"). Any existing reserves, impounds and other accounts required to be replaced by Purchaser pursuant to the foregoing sentence shall be released in Good Funds to Seller at the Closing. Purchaser agrees promptly to deliver to the Lender all documents and information reasonably required by HUD and Lender, including, without limitation, financial statements, income tax returns and other financial information for Purchaser and any required guarantor.

                                   ARTICLE 5
                                     CLOSING

5.1 Closing Date. The Closing shall occur 15 days following the expiration of the Feasibility Period (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Seller and Purchaser may agree in writing to extend the Closing Date in order to obtain the approvals of HUD contemplated in Section 8.1.5 and Section
8.2.5. Notwithstanding the foregoing to the contrary, Seller shall have the option, by delivering written notice to Purchaser on or before 10 days prior to the Closing Date, to extend the Closing Date to the last Business Day of the month in which the Closing Date otherwise would occur pursuant to the preceding sentence. Further, the Closing Date may be extended without penalty at the option of Seller to a date not later than 30 days following the Closing Date specified in the first sentence of this paragraph above (or, if applicable, as extended by Seller pursuant to the second sentence of this paragraph) to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.

5.2 Seller Closing Deliveries. No later than 1 Business Day prior to the Closing Date, Seller shall deliver to Escrow Agent, each of the following items:

5.2.1 Special Warranty Deed (the "Deed") executed by Seller in the form attached as Exhibit B to Purchaser, subject to the Permitted Exceptions.

5.2.2 A Bill of Sale executed by Seller in the form attached as Exhibit C.

5.2.3 A General Assignment executed by Seller in the form attached as Exhibit D (the "General Assignment").

5.2.4 An Assignment of Leases and Security Deposits executed by Seller in the form attached as Exhibit E (the "Leases Assignment").

5.2.5 A letter prepared by Purchaser and countersigned by Seller to each of the vendors under the Terminated Property Contracts informing them of the termination of such Terminated Property Contract as of the Closing Date (subject to any delay in the effectiveness of such termination pursuant to the express terms of each applicable Terminated Property Contract) (the "Vendor Terminations").

5.2.6       A closing statement executed by Seller.

5.2.7 A title affidavit or, at Seller's option, an indemnity, as applicable, executed by Seller in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment and to insure the period from the effective date of the Title Commitment to the Closing Date as to any matter affecting the title of the Land and Improvements (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing), but only to the extent of any such matter which attaches or arises during such interim period by or through Seller, and provided further that such affidavit or indemnity does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Contract.

5.2.8 A certification, executed by Seller, of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

5.2.9 A rent roll for the Property certified by Seller, but limited to Seller's knowledge, listing each tenant space rented, tenant name, the monthly base rent payable, lease term and expiration date, status of rent payment and unapplied security deposit as of the Closing Date.

5.2.10 Notification letters to all Tenants, executed by Seller in the form attached hereto as Exhibit F.

5.2.11 Resolutions, certificates of good standing, and such other organizational
documents  as  Title  Insurer  shall  reasonably  require  evidencing   Seller's
authority to consummate this transaction.

5.3 Purchaser Closing Deliveries. No later than 1 Business Day prior to the Closing Date (except for the balance of the Purchase Price which is to be delivered at the time specified in Section 2.2.5), Purchaser shall deliver to the Escrow Agent (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

5.3.1 The full Purchase Price (with credit for the Deposit and the Loan Balance), plus or minus the adjustments or prorations required by this Contract (including, without limitation, adjustments to made with respect to the payment of Lender's Assumption Fees).

5.3.2 Any declaration or other statement which may be required to be submitted to the local assessor with respect to the terms of the sale of the Property.

5.3.3       A closing statement executed by Purchaser.

5.3.4       A countersigned counterpart of the General Assignment.

5.3.5       A countersigned counterpart of the Leases Assignment.

5.3.6 Notification letters to all Tenants, executed by Purchaser in the form attached hereto as Exhibit F.

5.3.7       The Vendor Terminations.

5.3.8 Any cancellation fees or penalties due to any vendor under any Terminated Property Contract as a result of the termination thereof.

5.3.9 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Purchaser's authority to consummate this transaction.

5.3.10 All documents, instruments, guaranties, and other items required by the Lender and HUD to cause the Loan Assumption and Release together with any Required Loan Fund Amounts.

5.3.11 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Contract.

5.4   Closing Prorations and Adjustments.

5.4.1 General. All normal and customarily proratable items, including, without limitation, collected rents, operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. Seller shall prepare a proration schedule (the "Proration Schedule") of the adjustments described in this Section 5.4 prior to Closing. Such adjustments shall be paid by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser), by increasing or reducing the cash to be paid by Purchaser at Closing.

5.4.2 Operating Expenses. All of the operating, maintenance, taxes (other than real estate taxes, such as rental taxes), and other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business for the management and operation of the Property, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to Closing and Purchaser shall pay all such expenses that accrue from and after the Closing Date.

5.4.3 Utilities. The final readings and final billings for utilities will be made if possible as of the Closing Date, in which case Seller shall pay all such bills as of the Closing Date and no proration shall be made at the Closing with respect to utility bills. Otherwise, a proration shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 30 days after the Closing, if necessary. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company, and Seller shall notify each utility company serving the Property to terminate Seller's account, effective as of noon on the Closing Date.

5.4.4 Real Estate Taxes. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration of real property taxes or installments of assessments shall be made based upon the parties' reasonable good faith estimate and a readjustment made within 12 months after the Closing, if necessary.

5.4.5 Property Contracts. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, provided that any payments under the Property Contracts have been prorated.

5.4.6       Leases.

5.4.6.1 All collected rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by Tenants under the Leases), income and expenses from any portion of the Property shall be prorated as of the Closing Date (prorated for any partial month). Purchaser shall receive all collected rent and income attributable to dates from and after the Closing Date. Seller shall receive all collected rent and income attributable to dates prior to the Closing Date. Notwithstanding the foregoing, no prorations shall be made in relation to either
(a) non-delinquent rents which have not been collected as of the Closing Date, or (b) delinquent rents existing, if any, as of the Closing Date (the foregoing
(a) and (b) referred to herein as the "Uncollected Rents"). In adjusting for Uncollected Rents, no adjustments shall be made in Seller's favor for rents which have accrued and are unpaid as of the Closing, but Purchaser shall pay Seller such accrued Uncollected Rents as and when collected by Purchaser. Purchaser agrees to bill Tenants of the Property for all Uncollected Rents and to take reasonable actions to collect Uncollected Rents. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents owed to Seller by any Tenant whose tenancy at the Property has ended, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant and the delivery of the Leases Assignment shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller in connection with all efforts by Seller to collect such Uncollected Rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within 7 days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Uncollected Rents by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property or to incur any expense for attorneys fees, legal testimony or other legal expenses unless the same are reimbursed to Purchaser by Seller.

5.4.6.2 At Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the unapplied balance of all cash (or cash equivalent) Tenant Deposits, including, but not limited to, security, damage or other deposits or required to be paid by any of the Tenants to secure their respective obligations under the Leases, together, in all cases, with any interest payable to the Tenants thereunder as may be required by their respective Tenant Lease or state law (the "Tenant Security Deposit Balance"). Any cash (or cash equivalents) held by Seller which constitute the Tenant Security Deposit Balance shall be retained by Seller in exchange for the foregoing credit against the Purchase Price and shall not be transferred by Seller pursuant to this Contract (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Purchaser.

5.4.6.3 With respect to operating expenses, taxes, utility charges, other operating cost pass-throughs, retroactive rental escalations, sums or charges payable by Tenants under the Tenant Leases, to the extent that Seller has received as of the Closing payments allocable to periods subsequent to Closing, the same shall be properly prorated with an adjustment in favor of Purchaser, and Purchaser shall reserve a credit therefor at Closing. With respect to any payments received by Purchaser after the Closing allocable to Seller prior to Closing, Purchaser shall promptly pay the same to Seller.

5.4.7 Existing Loan. Seller shall be responsible for all principal required to be paid under the terms of the Note prior to Closing, together with all interest accrued under the Note prior to Closing, all of which may be a credit against the Purchase Price as provided in Section 2.2.2. Purchaser shall be responsible for the payment of (a) all principal required to be paid from and after Closing, together with all interest accruing under the Note from and after Closing. Purchaser also shall be responsible for all Lender's Assumption Fees due at Closing and all other fees, penalties, interest and other amounts due and owing from and after Closing under the Assumed Loan Documents. As set forth in Section 4.5.3, any existing reserves, impounds and other accounts maintained in connection with the Loan and required to be replaced by Purchaser, shall be released in Good Funds to Seller at the Closing.

5.4.8 Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Purchaser.

5.4.9 Employees. All of Seller's and Seller's manager's on-site employees shall have their employment at the Property terminated by Seller or Seller's manager as of the Closing Date.

5.4.10 Closing Costs. Purchaser shall pay any transfer, sales, use, gross receipts or similar taxes, the cost of recording any instruments required to discharge the Assumed Encumbrances against the Property, any premiums or fees required to be paid by Purchaser with respect to the Title Policy pursuant to
Section 4.1, and one-half of the customary closing costs of the Escrow Agent. Seller shall pay the base premium for the Title Policy to the extent required by
Section 4.1, and one-half of the customary closing costs of the Escrow Agent. In addition to the customary closing costs of the Escrow Agent (except for costs or liabilities arising from Escrow Agent's gross negligence and/or willful misconduct), Escrow Agent shall receive a fee of $500 for its services hereunder, to be borne equally by Purchaser and Seller.

5.4.11 Survival. The provisions of this Section 5.4 shall survive the Closing and delivery of the Deed to Purchaser.

5.4.12 Possession. Possession of the Property, subject to the Leases, Property Contracts which are not identified as Terminated Contracts during the Feasibility Period (subject to the limitations of Section 3.6), and Permitted
Exceptions, shall be delivered to Purchaser at the Closing upon release from escrow of all items to be delivered by Purchaser pursuant to Section 5.3, including, without limitation, the Purchase Price. To the extent reasonably available to Seller, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, and Seller's books and records (other than proprietary information) regarding the Property shall be made available to Purchaser at the Property after the Closing.

5.5 Post Closing Adjustments. In general, and except as provided in this Contract or the Closing Documents, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date and Purchaser shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period commencing on and after the Closing Date. Purchaser or Seller may request that Purchaser and Seller undertake to re-adjust any item on the Proration Schedule (or any item omitted therefrom) in accordance with the provisions of Section 5.4 of this Contract; provided, however, that neither party shall have any obligation to re-adjust any items (a) after the expiration of 12 months after Closing, or (b) subject to such 12 month period, unless such items exceeds $10,000.00 in magnitude (either individually or in the aggregate). The provisions of this Section 5.6 shall survive the Closing and delivery of the Deed to Purchaser.

5.6   Mandatory HUD Provision.

      This Contract is expressly conditioned upon the obtainment of HUD Approval, as set forth in the TAP Application. No transfer of any interest in the Property under this Contract shall be effective prior to the obtainment of HUD Approval. Purchaser will not take possession of the Property nor assume the benefits of ownership of the Property prior to the obtainment of HUD Approval. Purchaser, its successors, legal representatives and assigns, shall have no right upon any default of Seller under this Contract to seek damages, directly or indirectly, from the FHA project, that is, the Property, which is the subject of this Contract, including from any assets, rents, issues or profits thereof, and Purchaser shall have no right to effect a lien upon the Property or the assets, issues or profits thereof.

                                   ARTICLE 6
            REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

6.1 Seller's Representations. Seller represents and warrants to Purchaser the following (collectively, the "Seller's Representations") as of the Effective Date and as of the Closing Date (provided that Purchaser's remedies if any such Seller's Representations are untrue as of the Closing Date are limited to those set forth in Section 8.1):

6.1.1 Seller is organized, validly existing and, if applicable, in good standing under the laws of the state of its formation set forth in the initial paragraph of this Contract; and, has or at the Closing shall have the entity power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Contract, and the consummation of the transactions contemplated by this Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound, which conflict, breach or default would have a material adverse affect on Seller's ability to consummate the transaction contemplated by this Contract or on the Property. This Contract is a valid, binding and enforceable agreement against Seller in accordance with its terms;

6.1.2 Other than the Leases, the Property is not subject to any written lease executed by Seller or, to Seller's knowledge, any other possessory interests of any person;

6.1.3 Seller is not a "foreign person," as that term is used and defined in the Internal Revenue Code, Section 1445, as amended;

6.1.4 Except for any actions by Seller to evict Tenants under the Leases, to Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property;

6.1.5 Seller has not received any written notice of any uncured material violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property; and

6.1.6 Seller has not received any written notice of any material default by Seller under any of the Property Contracts that will not be terminated on the Closing Date.

6.1.7 To Seller's knowledge: (A) no hazardous or toxic materials or other substances regulated by applicable federal or state environmental laws are stored by Seller on, in or under the Property in quantities which violate applicable laws governing such materials or substances, and (B) the Property is not used by Seller for the storage, treatment, generation or manufacture of any hazardous or toxic materials or other substances in a manner which would constitute a violation of applicable federal or state environmental laws.

6.1.8 Seller currently has in place and will maintain through the Closing Date, public liability, casualty and other insurance coverage with respect to the Property as would be customarily carried by prudent owners or operators of properties similar to the Property in markets in which such Property is located and each of such insurance policies is in full force and effect and all premiums due and payable thereunder were fully paid when due, it being understood and acknowledged that such coverage is and may be maintained through self-insurance.

6.1.9 To Seller's knowledge, the rent roll delivered by Seller to Purchaser pursuant to Section 3.5 is, and the rent roll delivered to by Seller to Purchaser at Closing will be, respectively, accurate in all material respects.

6.2 AS-IS.  Except for  Seller's  Representations,  the  Property  is  expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon, any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants and warranties of title contained in the Deed conveying the Property and Seller's Representations). Except for Seller's Representations, Purchaser agrees that Seller shall not be responsible or liable to Purchaser for any defects, errors or omissions, or on account of any conditions affecting the Property. Except for Seller's Representations, Purchaser, its successors and assigns, and anyone claiming by, through or under Purchaser, hereby fully releases Seller's Indemnified Parties from, and irrevocably waives its right to maintain, any and all claims and causes of action that it or they may now have or hereafter acquire against Seller's Indemnified Parties with respect to any and all Losses arising from or related to any defects, errors, omissions or other conditions affecting the Property. Purchaser represents and warrants that, as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies (including, without limitation, environmental studies and analyses concerning the presence of lead, asbestos, PCBs and radon in and about the Property), reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller's Indemnified Parties. Other than the warranties of title contained  in the Deed,  Purchaser  shall  rely  only  upon any title  insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants, provided that it does so in accordance with its ordinary course of business with the respect to the Property. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the Deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters. The provisions of this Section 6.2 shall survive the Closing and delivery of the Deed to Purchaser.

6.3 Survival of Seller's Representations. Seller and Purchaser agree that Seller's Representations shall survive Closing for a period of 12 months (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to Seller's Representations contained herein except to the extent that Purchaser has filed a lawsuit against Seller during the Survival Period for breach of any of Seller's Representations. Under no circumstances shall Seller be liable to Purchaser for more than $100,000 in any individual instance or in the aggregate for all breaches of Seller's Representations, nor shall Purchaser be entitled to bring any claim for a breach of Seller's Representations unless the claim for damage (either in the aggregate or as to any individual claim) by Purchaser exceeds $5,000. In the event that Seller breaches any representation contained in Section 6.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

6.4 Definition of Seller's Knowledge. Any representations and warranties made "to the knowledge of Seller" shall not be deemed to imply any duty of inquiry. For purposes of this Contract, the term Seller's "knowledge" shall mean and refer only to actual knowledge of the Designated Representative of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Ann Porter, who is the Regional Property Manager handling this Property (the "Regional Property Manager").

6.5 Representations And Warranties Of Purchaser. For the purpose of inducing Seller to enter into this Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

6.5.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Alabama.

6.5.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary entity power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's partners, directors, officers or members are required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Purchaser is a party or by which Purchaser is otherwise bound, which conflict, breach or default would have a material adverse affect on Purchaser's ability to consummate the transaction contemplated by this Contract. This Contract is a valid, binding and enforceable agreement against Purchaser in accordance with its terms.

6.5.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

6.5.4 Other than Seller's Representations, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller (including, without limitation, Broker) in connection with this Contract and the acquisition of the Property.

6.5.5 The Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3, acquires the Property at the Closing), nor has Purchaser or any affiliate of Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser.

6.5.6 With respect to this Contract, Purchaser acknowledges and stipulates that Seller is not a merchant as defined in ss. 7-2-104, Code of Alabama, 1975, as amended.

6.5.7 No approval of Purchaser or any affiliate of Purchaser (as defined in 24 CFR ss. 200.215) for participation in a HUD project pursuant to 24 CFR Part 200, Subpart H, has been delayed for more than 30 days after submission of HUD Form 2530, nor have any of them been denied preliminary approval (or not received preliminary approval within 90 days of application therefore) as transferee under a transfer of physical assets application requiring full or modified review, in each case within the 12 calendar months preceding the date of this Purchase Contract.

The provisions of this Section 6.5 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 7
                            OPERATION OF THE PROPERTY

7.1 Leases and Property Contracts. During the period of time from the Effective Date to the Closing Date, in the ordinary course of business Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease or Property Contract without first obtaining the written consent of Purchaser; provided, however, Seller agrees that any such new Property Contracts or any new or renewed Leases shall not have a term in excess of 1 year (or such longer period of time for which such Property Contracts or Leases are entered into by Seller in the ordinary course of its operation of the Property) without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed. Seller agrees to provide to Purchaser a monthly update of the rent roll for the Property following the delivery of the initial rent roll constituting a component of the Seller's Materials.

7.2 General  Operation of  Property.  Except as  specifically  set forth in this
Article 7, Seller shall operate the Property after the Effective Date in the ordinary course of business, and except as necessary in the Seller's sole discretion to address (a) any life or safety issue at the Property or (b) any other matter which in Seller's reasonable discretion materially adversely affecting the use, operation or value of the Property, Seller will not make any material alterations to the Property or remove any material Fixtures and Tangible Personal Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, denied or delayed.

7.3 Liens. Other than utility easements and temporary construction easements granted by Seller in the ordinary course of business, Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts as provided in Section 7.1) unless Purchaser approves such lien or encumbrance, which approval shall not be unreasonably withheld or delayed. If Purchaser approves any such subsequent lien or encumbrance, the same shall be deemed a Permitted Encumbrance for all purposes hereunder.

                                   ARTICLE 8
                         CONDITIONS PRECEDENT TO CLOSING

8.1 Purchaser's Conditions to Closing. Purchaser's obligation to close under this Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date;

8.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;

8.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding nor shall have been in the last 6 months a debtor in any bankruptcy proceeding; and

8.1.5 (a) HUD shall have issued approval of conveyance of the Property to Purchaser and the Loan Assumption and Release, (b) the HUD Approval in connection with the TPA Application shall have been obtained and (c) the Loan Assumption and Release shall have occurred.

      Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Section
8.1 and except for the rights of Purchaser to terminate this Contract provided in Section 4.5.4, Section 10.2, Section 11.1 and Section 12.1. If any condition set forth in Sections 8.1.1, 8.1.3 or 8.1.4 is not met, Purchaser may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price, or (b) if such failure constitutes a default by Seller, exercise any of its remedies pursuant to
Section 10.2. If the condition set forth in Section 8.1.2 is not met, Purchaser may, as its sole and exclusive remedy, (i) notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent, or (ii) waive such condition and proceed to Closing on the Closing Date with no offset or deduction from the Purchase Price. If the condition set forth in Section 8.1.5 is not met and Purchaser has satisfied its obligations under
Section 4.5.3 and Section 4.5.4, Purchaser may, as its sole and exclusive remedy, notify Seller of Purchaser's election to terminate this Contract and receive a return of the Deposit from the Escrow Agent.

8.2 Without limiting any of the rights of Seller elsewhere provided for in this Contract, Seller's obligation to close with respect to conveyance of the Property under this Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

8.2.1 All of the documents and funds required to be delivered by Purchaser to Seller at the Closing pursuant to the terms and conditions hereof shall have been delivered;

8.2.2       Each  of  the   representations,   warranties   and  covenants  of
Purchaser contained herein shall be true in all material respects as of the Closing Date;

8.2.3 Purchaser shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Purchaser hereunder;

8.2.4 Seller shall have received all consents and approvals to the consummation of the transactions contemplated hereby that are required by law; and

8.2.5 (a) HUD shall have issued approval of conveyance of the Property to Purchaser and the Loan Assumption and Release, (b) the HUD Approval in connection with the TPA Application shall have been obtained and (c) the Loan Assumption and Release shall have occurred.

      If any of the foregoing conditions to Seller's obligation to close with respect to conveyance of the Property under this Contract are not met, Seller may (a) waive any of the foregoing conditions and proceed to Closing on the Closing Date, or (b) if such failure constitutes a default by Purchaser, exercise any of its remedies under Section 10.1; provided, however, that if the condition to Section 8.2.5 is not met and Purchaser has satisfied its obligations under Section 4.5.3 and Section 4.5.4, if Seller elects to terminate this Purchase Contract then Purchaser shall receive a return of the Deposit from the Escrow Agent.



                                   ARTICLE 9
                                    BROKERAGE

9.1 Indemnity. Seller represents and warrants to Purchaser that it has dealt only with John Brown of Insignia/ESG, Inc. ("Broker") in connection with this Contract. Seller and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Contract, and each party agrees to indemnify, hold harmless, and, if requested in the sole and absolute discretion of the indemnitee, defend (with counsel approved by the indemnitee) the other party from and against all Losses relating to brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party. The provisions of this Section 9.1 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.

9.2 Survival. Seller agrees to pay Broker a commission according to the terms of a separate contract. Broker shall not be deemed a party or third party beneficiary of this Contract.

9.3 Broker Signature Page. Broker shall execute the signature page for Broker attached hereto solely for purposes of confirming the matters set forth therein; provided, however, that (a) Broker's signature hereon shall not be a prerequisite to the binding nature of this Contract on Purchaser and Seller, and the same shall become fully effective upon execution by Purchaser and Seller, and (b) the signature of Broker will not be necessary to amend any provision of this Contract.



                                   ARTICLE 10
                              DEFAULTS AND REMEDIES

10.1 Purchaser Default.  If Purchaser  defaults in its obligations  hereunder to
(a) deliver the Initial Deposit or Additional Deposit, (b) deliver to the Seller the deliveries specified under Section 5.3 on the date required thereunder, or
(c) deliver the Purchase Price at the time required by Section 2.2.5 and close on the purchase of the Property on the Closing Date, then, immediately and without notice or cure, Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. If, Purchaser defaults in any of its other representations, warranties or obligations under this Contract, and such default continues for more than 10 days after written notice from Seller, then Purchaser shall forfeit the Deposit, and the Escrow Agent shall deliver the Deposit to Seller, and neither party shall be obligated to proceed with the purchase and sale of the Property. The Deposit is liquidated damages and recourse to the Deposit is, except for Purchaser's indemnity obligations hereunder, Seller's sole and exclusive remedy for Purchaser's failure to perform its obligation to purchase the Property or breach of a representation or warranty. Seller expressly waives the remedies of specific performance and additional damages for such default by Purchaser. SELLER AND PURCHASER ACKNOWLEDGE THAT SELLER'S DAMAGES WOULD BE DIFFICULT TO DETERMINE, AND THAT THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES RESULTING FROM A DEFAULT BY PURCHASER IN ITS OBLIGATION TO PURCHASE THE PROPERTY. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.1.1 IS INTENDED TO AND DOES LIQUIDATE THE AMOUNT OF DAMAGES DUE SELLER, AND SHALL BE SELLER'S EXCLUSIVE REMEDY AGAINST PURCHASER, BOTH AT LAW AND IN EQUITY, ARISING FROM OR RELATED TO A BREACH BY PURCHASER OF ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT, OTHER THAN WITH RESPECT TO PURCHASER'S INDEMNITY OBLIGATIONS HEREUNDER.

10.2 Seller Default. If Seller, prior to the Closing, defaults in its representations, warranties, covenants, or obligations under this Contract, including to sell the Property as required by this Contract and such default continues for more than 10 days after written notice from Purchaser, then, at Purchaser's election and as Purchaser's sole and exclusive remedy, either (A) this Contract shall terminate, and all payments and things of value, including the Deposit, provided by Purchaser hereunder shall be returned to Purchaser and Purchaser may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Deposit), its direct and actual out-of-pocket expenses and costs (documented by paid invoices to third parties) in connection with this transaction, which damages shall not exceed $30,000 in aggregate, or
(B) Purchaser may seek specific performance of Seller's obligation to deliver the Deed pursuant to this Contract (but not damages). Purchaser agrees that it shall promptly deliver to Seller an assignment of all of Purchaser's right, title and interest in and to (together with possession of) all plans, studies, surveys, reports, and other materials paid for with the out-of-pocket expenses reimbursed by Seller pursuant to the foregoing sentence. SELLER AND PURCHASER FURTHER AGREE THAT THIS SECTION 10.2 IS INTENDED TO AND DOES LIMIT THE AMOUNT OF DAMAGES DUE PURCHASER AND THE REMEDIES AVAILABLE TO PURCHASER, AND SHALL BE PURCHASER'S EXCLUSIVE REMEDY AGAINST SELLER, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY SELLER OF ITS REPRESENTATIONS, WARRANTIES, OR COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. UNDER NO CIRCUMSTANCES MAY PURCHASER SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH PURCHASER SPECIFICALLY WAIVES, FROM SELLER FOR ANY BREACH BY SELLER, OF ITS REPRESENTATIONS, WARRANTIES OR COVENANTS OR ITS OBLIGATIONS UNDER THIS CONTRACT. PURCHASER SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS OR ANY LIEN AGAINST THE PROPERTY UNLESS AND UNTIL IT HAS IRREVOCABLY ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS CONTRACT AND HAS FILED AN ACTION SEEKING SUCH REMEDY.

                                   ARTICLE 11
                            RISK OF LOSS OR CASUALTY

11.1 Major Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $200,000, then Seller shall have no obligation to repair such damage or destruction and shall notify Purchaser in writing of such damage or destruction (the "Damage Notice"). Within 10 days after Purchaser's receipt of the Damage Notice, Purchaser may elect at its option to terminate this Contract by delivering written notice to Seller and, in such event, the Deposit shall be returned to Purchaser by the Escrow Agent. In the event Purchaser fails to terminate this Contract within the foregoing 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchaser Price notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.2 Minor Damage. In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $200,000, this transaction shall be closed in accordance with the terms of this Contract, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. Subject to
Section 11.3, if Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.

11.3 Repairs. To the extent that Seller elects to commence any repair, replacement or restoration of the Property prior to Closing, then Seller shall be entitled to receive and apply available insurance proceeds to any portion of such repair, replacement or restoration completed or installed prior to Closing, with Purchaser being responsible for completion of such repair, replacement or restoration after Closing from the balance of any available insurance proceeds. The provisions of this Section 11.3 shall survive the Closing and delivery of the Deed to Purchaser.

                                   ARTICLE 12
                                 EMINENT DOMAIN

12.1 Eminent Domain. In the event that, at the time of Closing, any material part of the Property is (or previously has been) acquired, or is about to be acquired, by any governmental agency by the powers of eminent domain or transfer in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Contract by giving written notice within 10 days after Purchaser's receipt from Seller of notice of the occurrence of such event, and, in such event, the Deposit shall be returned to Purchaser by the Escrow Agent. If Purchaser fails to terminate this Contract within such 10-day period, this transaction shall be closed in accordance with the terms of this Contract for the full Purchase Price and Purchaser shall receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this section shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1 Binding Effect of Contract. This Contract shall not be binding on either party until executed by both Purchaser and Seller. As provided in Section 2.3.5 and Section 9.3 above, neither the Escrow Agent's nor the Broker's execution of this Contract shall be a pre-requisite to its effectiveness.

13.2 Exhibits And Schedules. All Exhibits and Schedules, whether or not annexed hereto, are a part of this Contract for all purposes.

13.3 Assignability. This Contract is not assignable by Purchaser without first obtaining the prior written approval of the Seller, except that Purchaser may assign this Contract to one or more entities so long as (a) Purchaser, one of its shareholders or one or more of the immediate family members of Charlie O. Sealy, Jr. is an affiliate of the purchasing entity(ies), and (b) Purchaser is not released from its liability hereunder. Purchaser anticipates that Purchaser or one or more of its shareholders will organize a new entity under Alabama law (or other states' law and qualify/register such new entity in Alabama) and that Purchaser will assign its rights and obligations under this Contract to such entity, of which Purchaser and/or one or more of its shareholders will own in part and/or control. Such entity will be considered an affiliate of Purchaser for purposes of this Section 13.3. As used herein, an affiliate is a person or entity controlled by, under common control with, or controlling another person or entity.

13.4 Binding Effect. Subject to Section 13.3, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

13.5 Captions. The captions, headings, and arrangements used in this Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

13.6 Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

13.7 Notices. All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be (a) personally delivered with a written receipt of delivery; (b) sent by a nationally recognized overnight delivery service requiring a written acknowledgement of receipt or providing a certification of delivery or attempted delivery; (c) sent by certified or registered mail, return receipt requested; or (d) sent by telecopier. All notices shall be deemed effective when actually delivered as documented in a delivery receipt; provided, however, that if the notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this paragraph, then the first attempted delivery shall be deemed to constitute delivery, and if the notice was sent by telecopier, then the date of delivery shall be the actual date of delivery (as evidenced by telecopier confirmation) provided that a copy of the telecopier and confirmation is also sent by U.S. Mail. Each party shall be entitled to change its address for notices from time to time by delivering to the other party notice thereof in the manner herein provided for the delivery of notices. All notices shall be sent to the addressee at its address set forth following its name below:

            To Purchaser:

            Sealy Management Company, Inc.
            P.O. Box 1370
            1200 Greensboro Avenue
            Tuscaloosa, Alabama 35403
            Attn:  Charlie O. Sealy, Jr.
            Telephone No.      (205) 391-6000
            Facsimile No. (205) 349-4562

            With a copy to (which may be just by facsimile) to:

            J. Marland Hayes, Esq. TANNER & GUIN, LLC Capitol Park Center 2711 University Boulevard 35401-1465
            Telephone No.      (205) 633-0209
            Facsimile No. (205) 633-0309

            To Seller:

            c/o AIMCO
            2000 South Colorado Boulevard
            Tower Two, Suite 2-1000
            Denver, Colorado 80222
            Attn:  Patrick Slavin
            Telephone No. (303) 691-4340
            Facsimile No. (303) 300-3252

            and (which may be just by facsimile) to:

            c/o AIMCO
            2000 South Colorado Boulevard
            Tower Two, Suite 2-1000
            Denver, Colorado 80222
            Attn:  Mr. Harry Alcock
            Telephone No. (303) 691-4344
            Facsimile No. (303) 300-3282

            and (which may be just by facsimile) to:

            c/o AIMCO
            18350 Mt. Langley Avenue
            Suite 220
            Fountain Valley, California 92708
            Attn:  Mr. Peter Kompaniez
            Telephone No. (714) 5693-1723
            Facsimile No. (714) 593-1603

            with copy (which may be just by facsimile) to:

            Chad Asarch, Esq.
            Vice President and Assistant General Counsel
            AIMCO
            2000 S. Colorado Blvd.
            Tower Two, Suite 2-1000
            Denver, Colorado  80222
            Telephone No. (303) 691-4303
            Fax:  (303) 300-3297

            and a copy (which may be just by facsimile) to:

            Jackson Walker L.L.P.
            112 E. Pecan
            Suite 2100
            San Antonio, Texas 78205
            Attn:  Eileen E. Sommer, Esq.
            Telephone No. (210) 978-7784
            Facsimile No. (210) 978-7790

      Any notice required hereunder to be delivered to the Escrow Agent shall be delivered in accordance with above provisions as follows:

      Stewart Title Guaranty Company
      1980 Post Oak Boulevard
      Suite 610
      Houston, Texas 77056
      Attn:  Wendy Howell
      Telephone No.  (800) 729-1906
      Facsimile No.  (713) 552-1703


      Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Contract, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

13.8 Governing Law And Venue. The laws of the State of Alabama shall govern the validity, construction, enforcement, and interpretation of this Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. Subject to Section 13.25, all claims, disputes and other matters in question arising out of or relating to this Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court of competent jurisdiction in the state in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

13.9 Entire Agreement. This Contract embodies the entire Contract between the parties hereto concerning the subject matter hereof and supersedes all prior conversations, proposals, negotiations, understandings and Contracts, whether written or oral.

13.10 Amendments. This Contract shall not be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties; provided, however, that, (a) as provided in
Section 2.3.5 above, the signature of the Escrow Agent shall not be required as to any amendment of this Contract other than an amendment of Section 2.3, and
(b) as provided in Section 9.3 above, the signature of the Broker shall not be required as to any amendment of this Contract

13.11 Severability. In the event that any part of this Contract shall be held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be reformed, and enforced to the maximum extent permitted by law. If such provision cannot be reformed, it shall be severed from this Contract and the remaining portions of this Contract shall be valid and enforceable.

13.12 Multiple Counterparts/Facsimile Signatures. This Contract may be executed in a number of identical counterparts. This Contract may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

13.13 Construction. No provision of this Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

13.14 Confidentiality. Purchaser, Seller, Escrow Agent and Broker shall not disclose the terms and conditions contained in this Contract and shall keep the same confidential, provided that Purchaser, Seller, Escrow Agent and Broker may disclose the terms and conditions of this Contract (a) as required by law, (b) in order to make disclosures required of Seller under the rules promulgated by the New York Stock Exchange, (c) to consummate the terms of this Contract, or any financing relating thereto, or (d) to Purchaser's or Seller's lenders, attorneys and accountants. Any information and Materials provided by Seller to Purchaser hereunder are confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

13.15 Time Of The Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract.

13.16 Waiver. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Contract shall be established by conduct, custom, or course of dealing and all waivers must be in writing and signed by the waiving party.

13.17 Attorneys Fees. In the event either party hereto commences litigation or arbitration against the other to enforce its rights hereunder, the substantially prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation and arbitration, including the cost of in-house counsel and any appeals.

13.18 Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

13.19 1031 Exchange. Seller and Purchaser acknowledge and agree that the purchase and sale of the Property may be part of a tax-free exchange under
Section 1031 of the Code for either Purchaser or Seller. Each party hereby agrees to take all reasonable steps on or before the Closing Date to facilitate such exchange if requested by the other party, provided that (a) no party making such accommodation shall be required to acquire any substitute property, (b) such exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Contract, (c) no party making such accommodation shall incur any additional cost, expense or liability in connection with such exchange, and (d) no dates in this Contract will be extended as a result thereof.

13.20 No Personal  Liability  of  Officers,  Trustees or  directors  of Seller's
Limited Partners. Purchaser acknowledges that this Contract is entered into by Seller which is a Connecticut limited partnership, and Purchaser agrees that none of Seller's Indemnified Parties (other than Seller's general partner(s)) shall have any personal liability under this Contract or any document executed in connection with the transactions contemplated by this Contract.

13.21 No Exclusive Negotiations. Seller shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Contract, and that Seller shall not enter into any contract or binding Contract with a third-party for the sale of the Property unless such Contract is contingent on the termination of this Contract without the Property having been conveyed to Purchaser.

13.22 ADA Disclosure. Purchaser acknowledges that the Property may be subject to the federal Americans With Disabilities Act (the "ADA"), which requires, among other matters, that tenants and/or owners of "public accommodations" remove barriers in order to make the Property accessible to disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons. Seller makes no warranty, representation or guarantee of any type or kind with respect to the Property's compliance with the ADA (or any similar state or local law), and Seller expressly disclaims any such representation.

13.23 No Recording. Purchaser shall not cause or allow this Contract or any contract or other document related hereto, nor any memorandum or other evidence hereof, to be recorded or become a public record without Seller's prior written consent, which consent may be withheld at Seller's sole discretion. If the Purchaser records this Contract or any other memorandum or evidence thereof, Purchaser shall be in default of its obligations under this Contract. Purchaser hereby appoints the Seller as Purchaser's attorney-in-fact to prepare and record any documents necessary to effect the nullification and release of the Contract or other memorandum or evidence thereof from the public records. This appointment shall be coupled with an interest and irrevocable.

13.24 Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Contract is only that of a seller and a purchaser of property. Neither Purchaser nor Seller is, nor shall either hold itself out to be, the agent, employee, joint venturer or partner of the other party.

13.25 Dispute Resolution. Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Contract, including any claim based on contract, tort or statute, shall be resolved at the written request of any party to this Contract by binding arbitration. The arbitration shall be administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. Any matter to be settled by arbitration shall be submitted to the American Arbitration Association in the state in which the Property is located. The parties shall attempt to designate one arbitrator from the American Arbitration Association. If they are unable to do so within 30 days after written demand therefor, then the American Arbitration Association shall designate an arbitrator. The arbitration shall be final and binding, and enforceable in any court of competent jurisdiction. The arbitrator shall award attorneys' fees (including those of in-house counsel) and costs to the prevailing party and charge the cost of arbitration to the party which is not the prevailing party. Notwithstanding anything herein to the contrary, this
Section 13.25 shall not prevent Purchaser or Seller from seeking and obtaining equitable relief on a temporary or permanent basis, including, without limitation, a temporary restraining order, a preliminary or permanent injunction or similar equitable relief, from a court of competent jurisdiction located in the state in which the Property is located (to which all parties hereto consent to venue and jurisdiction) by instituting a legal action or other court proceeding in order to protect or enforce the rights of such party under this Contract or to prevent irreparable harm and injury. The court's jurisdiction over any such equitable matter, however, shall be expressly limited only to the temporary, preliminary, or permanent equitable relief sought; all other claims initiated under this Contract between the parties hereto shall be determined through final and binding arbitration in accordance with this Section 13.25.

13.26 AIMCO Marks. Purchaser agrees that Seller, the Property Manager or AIMCO, or their respective affiliates, are the sole owners of all right, title and interest in and to the AIMCO Marks (or have the right to use such AIMCO Marks pursuant to license agreements with third parties) and that no right, title or interest in or to the AIMCO Marks is granted, transferred, assigned or conveyed as a result of this Contract. Purchaser further agrees that Purchaser will not use the AIMCO Marks for any purpose.

13.27 Non-Solicitation of Employees. Purchaser acknowledges and agrees that, without the express written consent of Seller, neither Purchaser nor any of Purchaser's employees, affiliates or agents shall solicit any of Seller's employees or any employees located at the Property for potential employment; provided, however, that after the expiration of the Feasibility Period and continuing until the Closing or the earlier termination of this Contract, Purchaser may, at its option, interview any or all of the employees located at the Property for employment by Purchaser after such employees' employment has been terminated by Seller.

13.28 Survival. Except for (a) all of the provisions of this Article 13 (other than Section 13.19, 13.21 and 13.23), and (b) any provision of this Contract which expressly states that it shall so survive (the foregoing (a) and (b) referred to herein as the "Survival Provisions"), none of the terms and provisions of this Contract shall survive the termination of this Contract, and, if the Contract is not so terminated, all of the terms and provisions of this Contract (other than the Survival Provisions) shall be merged into the Closing documents and shall not survive Closing.

                                   ARTICLE 14
                           LEAD-BASED PAINT DISCLOSURE

14.1 Disclosure. Seller and Purchaser hereby acknowledge delivery of the Lead Based Paint Disclosure attached as Exhibit G hereto. The provisions of this
Section 14.1 shall survive the Closing and delivery of the Deed to Purchaser.

14.2 Consent Agreement. Using reasonable and customary efforts, Seller shall (a) perform any testing (the "Testing") required at the Property with respect to lead-based paint in accordance with the requirements of the Consent Contract (the "Consent Contract") by and among the United States Environmental Protection Agency, the United States Department of Housing and Urban Development, and Apartment Investment and Management Company ("AIMCO"), and (b) if required under the Consent Contract, as determined by Seller and its counsel in their sole and absolute discretion, remediate or abate (the "Remediation") any lead-based paint condition at the Property prior to the Closing using reasonable and customary efforts. In the event that Seller does not complete such Testing or Remediation, if any is required under the Consent Contract, prior to the Closing, Seller shall initiate, continue or complete such Testing or Remediation, if any is required under the Consent Contract, promptly after Closing. Purchaser shall provide Seller with full and unimpeded access to the Property, including, without limitation, access to all units located thereon, for the purposes of completing such Testing or Remediation, if any is required under the Consent Contract, and Purchaser shall fully cooperate with Seller regarding and allow Seller to perform such Testing or Remediation, if any is required under the Consent Contract, as determined by Seller and its counsel in their sole and absolute discretion, including, without limitation, allowing any alterations to the Property, to comply with the Consent Contract, until such time as such Testing or Remediation, if any is required under the Consent Contract, has been completed. Seller shall provide 48 hours' notice to Purchaser in the event that access to a unit is required to perform such Testing or Remediation, if any is required under the Consent Contract; provided, however, Seller's obligations hereunder after Closing shall be contingent on Purchaser's compliance herewith, and Seller shall be relieved of all liability and obligations regarding such Testing or Remediation or otherwise under the Consent Contract, if any is required under the Consent Contract, as a result of any failure by Purchaser to comply with this Section 14.2. Seller shall indemnify, hold harmless and, if requested by Purchaser (in Purchaser's sole discretion), defend (with counsel approved by Purchaser) Purchaser, together with Purchaser's affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, and agents, from and against any and all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses (including reasonable attorneys' fees, including the cost of in-house counsel and appeals) arising from the activities of Seller or its agents at the Property related to any such Testing or Remediation conducted by Seller or its agents. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the Property shall be subject to the Consent Contract and the provisions contained herein related thereto; (2) after Closing, Purchaser agrees to undertake the obligations required by the Consent Agreement; (3) that Seller will need necessary access to the Property to comply with the requirements of the Consent Contract; (4) that Purchaser will provide such access to the Property after Closing so that Seller can comply with the requirements of the Consent Contract; and (5) that Purchaser shall not be deemed to be a third party beneficiary to the Consent Contract; provided, however, for purposes of this sentence and notwithstanding anything in Section 13.3 to the contrary, if Sealy Management Company, Inc. assigns this Contract, then "Purchaser" only means and is limited to such assignee and Sealy Management Company, Inc. shall have no liability under this Section 14.2. By execution hereof, Purchaser further acknowledges receipt of notice in writing of the existence of the Consent Contract and receipt of a copy thereof. Seller agrees that, in the event Purchaser complies with this Section 14.2, Seller shall hold harmless and indemnify Purchaser from any liability arising out of any failure by Seller to comply with the Consent Contract. The provisions of this Section 14.2 shall survive the termination of this Contract, and if not so terminated, the Closing and delivery of the Deed to Purchaser.


                 [Remainder of Page Intentionally Left Blank]

      NOW, THEREFORE, the parties hereto have executed this Contract as of the date first set forth above.

                                     Seller:


                                    Waterford Square Apartments,
                                    a California general partnership

                                    By:   Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner

                                          _By:     /s/ Patrick Slavin
                                          _     Patrick Slavin
                                          _     Senior Vice President



                                   Purchaser:

                                    Sealy Management Company, Inc.
                                    an Alabama corporation

                                           By: _/s/ Charlie O. Sealy, Jr.
                                               _Charlie O. Sealy, Jr.
                                               _Vice-President

                           ESCROW AGENT SIGNATURE PAGE

      The undersigned executes the Contract to which this signature page is attached for the purpose of agreeing to the provisions of Section 2.3 of the Contract, and hereby establishes November 1, 2002 as the date of opening of escrow and designates 01160305 as the escrow number assigned to this escrow.


      ______                        ESCROW AGENT:

      ______                        STEWART TITLE GUARANTY COMPANY


      ______                        By: /s/ Wendy Howell
      ______                        Name:       Wendy Howell
      ______                        Title:      National Commercial Closing
                                                Specialist__

                              BROKER SIGNATURE PAGE


      The undersigned Broker hereby executes this Broker Signature Page solely to confirm the following: (a) Broker represents only the Seller in the transaction described in the Contract to which this signature page is attached,
(b) Broker acknowledges that the only compensation due to Broker in connection with the Closing of the transaction described in the Contract to which this signature page is attached is pursuant to a separate agreement with the Seller, and (c) Broker represents and warrants to Seller that Broker and its affiliates do not, and will not at the Closing, have any direct or indirect legal, beneficial, economic or voting interest in Purchaser (or in an assignee of Purchaser, which pursuant to Section 13.3 of the Contract, acquires the Property at the Closing) nor has Purchaser granted (as of the Effective Date or the Closing Date) the Broker or any of its affiliates any right or option to acquire any direct or indirect legal, beneficial, economic or voting interest in Purchaser. Broker will execute and deliver at closing an affidavit as to his payment in full of all commissions and other amounts owing to him in connection with this Property.


                                          BROKER:

                                          Insignia/ESG, Inc.

                                          By: /s/ James E. Ledbetter, Jr.
                                          Name: James E. Ledbetter, Jr.
                                          Title: Executive Director

                                    EXHIBIT A

            LEGAL DESCRIPTION FOR THE WATERFORD SQUARE APARTMENTS


PARCEL 3:

All that part of Westbury Estates, Fifth Addition, a plat of which is recorded in Plat Book 5, at Page 96, and all that part of the Resubdivision of Lot 9, Block 8, of Westbury Estates, Third Addition, a Plat of which is recorded in Plat Book 6, at Page 39, all being recorded in the Office of the Judge of Probate, Madison County, Alabama, particularly described as follows:

All that part of Block No. 8, of the said Westbury Estates Fifth Addition, described as beginning at the Southeast corner of said Block 8; thence North 00 degrees 35 minutes East, a distance of 675.49 feet to a point on the South margin of Wellington Road; thence South 85 degrees 31 minutes West and along the South margin of Wellington Road, a distance of 160.00 feet to a point, said point being the Northwest corner of said Block 8; thence South 00 degrees 17 minutes West along the West margin of said Block 8, a distance of 662.28 feet to a point, said point being the Southwest corner of said Block 8; thence South 89 degrees 44 minutes East and along South margin of said Block 8, a distance of
156.05 feet to the Point of Beginning. Less and Except a 25 foot radius at the Northwest and Southwest corners of said block for street rights-of-way.

Also, all that part of Lot 9, Block 8 of said Resubdivision of Lot 9, Block 8, Westbury Estates, Third Addition, described as being the South 146.82 feet of Lot 9, Block 8, as recorded in Plat Book 6, Page 39.

Also, all of Block No. 15 of the said Westbury Estates, Fifth Addition as recorded in Plat Book 5, Page 96.

Also, all of Block No. 16 of the said Westbury Estates, Fifth Addition as recorded in Plat Book 5, Page 96.

Also, all that part of Block No. 17, of the said Westbury Estates, Fifth Addition described as beginning at the Southwest corner of said Block No. 17; thence North 85 degrees 35 minutes East and along the South margin of said Block No. 17, a distance of 831.32 feet to a point of curvature; thence around a curve to the left, having a radius of 156.53 feet and having a chord bearing and distance of North 53 degrees 16 minutes 23 seconds East 167.33 feet to a point; thence South 85 degrees 30 minutes West, a distance of 989.95 feet to a point on the West margin of said Block 17; thence South 15 degrees 29 minutes East a distance of 89.65 feet to the Point of Beginning. Less and except a 25 foot radius at the Northwest corner of said Block for a street right-of-way as recorded in Plat Book 5, Page 96.

PARCEL 4:

Lots 1 and 2, in Block  13,  according  to the plat of  Westbury  Estates  Fifth
Addition, Huntsville, Alabama as of record in Plat Book 5, Page 96, in the Office of the Judge of Probate, Madison County, Alabama.

PARCEL 5:

Begin at the Northwest corner of Block No. 16 of Westbury Estates Fifth Addition, a Plat of said subdivision being recorded in Plat Book 5, at Page 96, in the Office of the Judge of Probate, Madison County, Alabama; thence from the point of beginning North 85 degrees 04 minutes East and along the North margin of said Lot 16, a distance of 141.50 feet to a point on the West margin of Balmoral Drive; thence North 15 degrees 26 minutes 30 seconds West and along the west margin of Balmoral Drive a distance of 205.69 feet to a point, said point being the Southeast corner of that property described in Deed Book 465, at Page 821, Probate Records; thence South 85 degrees 48 minutes 30 seconds West and along the South boundary of that property described in said Deed Book 465, at Page 621, a distance of 160.15 feet to a point on the East margin of Louisville and Nashville Railroad right-of-way (Right of Way width 100 feet); thence South 15 degrees 29 minutes East and along the said East margin of the Louisville and Nashville Railroad right of way a distance of 273.17 feet to a point; thence North 00 degrees 32 minutes East, and along the boundary of said Block 16, Westbury Estate Fifth Addition a distance of 64.50 feet to the point of beginning.

PARCEL 8:

Lot 22, Block 6, according to the plat of Westbury Estates Third Addition, Huntsville, Alabama, as of record in Plat Book 4, Page 63, of the Probate Records of Madison County, Alabama; also, Lot 10, Block 9, according to the plat of Westbury Estates Third Addition, as recorded in Plat Book 4, Page 63, Probate Records of Madison County, Alabama.

PARCEL 9:

All that part of Lot 1, Block 12, according to the plat of Westbury Estates, Third Addition, Huntsville, Alabama, as of record in Plat Book 4, Page 63, of the Probate Records of Madison County, Alabama, particularly described as beginning at the Southwest corner of said Lot 1, Block 12; thence from the place of the true beginning South 89 degrees 45 minutes East along the North margin of Jones Valley Drive, a distance of 150.0 feet; thence North 0 degrees 35 minutes East along the West margin of Queensbury Drive a distance of 940.3 feet; thence North 89 degrees 25 minutes West 150.0 feet; thence South 0 degrees 35 minutes West along the West boundary of said Lot 1, Block 12, a distance of 941.18 feet to the place of beginning.

PARCEL 10:

Lot 10, Block 9, according to the plat of Westbury Estates Third Addition, as recorded in Plat Book 4, Page 63, in the Office of the Judge of Probate, Madison County, Alabama.

PARCEL 11:

All that part of Lot 1, Block 12, according to the plat of Westbury Estates Third Addition, Huntsville, Alabama as of record in Plat Book 4, Page 63 of the Probate Records of Madison County, Alabama particularly described as beginning at the Northwest corner of said Lot 1, Block 12, thence South 89 degrees 28 minutes East along the South margin of Westbury Place a distance of 150.0 feet; thence South 0 degrees 35 minutes West along the West margin of Queensbury Drive (formerly Westbury Drive) a distance of 233.95 feet; thence North 89 degrees 25 minutes West 150.0 feet; thence North 0 degrees 35 minutes East 233.82 feet to the place of beginning.

PARCEL 12:

All that part of Lot 9, Block 8, according to the plat of the Resubdivision of Lot 9, Block 8, Westbury Estates, Third Addition, Huntsville, Alabama as of record in Plat Book 6, Page 39 of the Probate Records of Madison County, Alabama, particularly described as beginning South 0 degrees 35 minutes West
15.13 feet from the Northeast corner of said Lot 9, Block 8, thence from the place of true beginning, South 0 degrees 35 minutes West along the West margin of Queensbury Drive, a distance of 449.35 feet; thence North 89 degrees 28 minutes West 150.0 feet; thence North 0 degrees 35 minutes East along the West boundary of said Lot 9, Block 8, a distance of 449.85 feet; thence South 89 degrees 18 minutes East 150.03 feet to the place of beginning.

LESS AND EXCEPT All that part of Lot 9, Block 8 of the Plat of the Resubdivision of Lot 9, Block 8, Westbury Estates, Third Addition, said Plat being recorded in Plat Book 6, Page 39 in the Office of the Judge of Probate, Madison County, Alabama and all that part of Block 8, Westbury Estates Fifth Addition, said plat being recorded in Plat Book 5, Page 96, in said Probate Records, particularly described as follows:

Begin at the Northeast corner of Lot 9, Block 8 of the said resubdivision of Westbury Estates Third Addition, said point being located on the West margin of Queensbury Drive; thence South 00 degrees 35 minutes West a distance of 18.43 feet to a point; thence North 89 degrees 18 minutes West a distance of 129.39 feet to a point; thence North 00 degrees 33 minutes East a distance of 81.65 feet to a point on the South margin of Wellington Road; thence North 85 degrees 35 minutes East and along the South margin of the said Wellington Road a distance of 59.73 feet to a point of curvature; thence around a curve to the right, said curve having a radius of 64.44 feet a distance of 106.85 feet to a point of the West margin of Queensbury Drive, thence South 00 degrees 35 minutes West a distance of 4.59 feet to the Point of Beginning.

It is intended that that part of Block 8, which lies North of the first above described property and West of the above excepted property and East of that part of Block 8 as described in Parcel 3 herein, be conveyed also.

PARCEL 13:

Block 14, according to the map of survey of Westbury Estates, Fifth Addition, Huntsville, Alabama as recorded in Plat Book 5, Page 96, Probate Records of Madison County, Alabama.

PARCEL 14:

Block 12, according to the map of Westbury Estates Fifth Addition, Huntsville, Alabama, as recorded in Plat Book 5, Page 96, Probate Records of Madison County, Alabama.

PARCEL 15:

Lot 11, Block 9, according to the plat of Westbury Estates Sixth Addition, Huntsville, Alabama as of record in Plat Book 6, Page 27, in the Office of the Judge of Probate, Madison County, Alabama.

PARCEL 16:

Lot 23, Block 6, according to the survey of Westbury Estates Fourth Addition, as recorded in Plat Book 5, page 27, in the Office of the Judge of Probate of Madison County, Alabama.

                                    EXHIBIT B




THIS INSTRUMENT WAS PREPARED BY:                SOURCE OF TITLE:

Eileen E. Sommer                                Deed Book ______, Page _____
Jackson Walker L.L.P.
112 E. Pecan, Suite 2100                                    Quarter
Section    Township    Range
San Antonio, Texas 78205
(210) 978-7784 (210) 978-7790 (fax)

                              SPECIAL WARRANTY DEED

THE STATE OF ALABAMA  ss.
                            ss.
COUNTY OF MADISON     ss.
                            ss.


      WATERFORD SQUARE LIMITED PARTNERSHIP, a Connecticut limited partnership ("Grantor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged and confessed, has GRANTED and CONVEYED SPECIALLY, and by these presents does GRANT, CONVEY and SPECIALLY WARRANT unto WS HUNTSVILLE, LLC, an Alabama limited liability company ("Grantee"), its legal representatives, successors and assigns forever, all those certain lots, tracts or parcels of land in Madison County, Alabama, more particularly described on Exhibit A attached hereto and incorporated herein by this reference for all purposes, together with all the improvements, structures and fixtures situated thereon, and all appurtenances, rights and privileges thereunto attached or in anywise belonging (the "Property");

      EXCEPT THAT, this conveyance is expressly made subject to the Permitted Exceptions described in Exhibit B hereto, to the extent the same are validly existing and applicable to the Property (the "Permitted Encumbrances").

      TO HAVE AND TO HOLD the above described premises unto the said GRANTEE, its successors and assigns forever, and the GRANTOR does hereby bind itself, its successors and assigns to forever warrant and defend said premises unto the said GRANTEE, its successors and assigns against the lawful claims of any person now claiming or to claim the same or any part thereof by through or under Grantor, but not otherwise, subject only to the Permitted Encumbrances.

      In addition, Grantor hereby conveys to Grantee, for the same consideration set forth above and subject to the same consideration set forth above and subject to the Permitted Encumbrances, all of Grantor's right, title and interest, if any, in and to any minerals, oil, gas and other hydrocarbon substances, development rights, air rights, water, water rights, wastewater or other utility rights, water stock relating to the land, strips and gores, streets, alleys, easements, rights-of-way, public ways, or other rights of Grantor appurtenant, abutting or adjoining the Property.

      EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE AND THE REPRESENTATIONS OF GRANTOR CONTAINED IN THAT CERTAIN PURCHASE AND SALE CONTRACT DATED AS OF OCTOBER 31, 2002, BETWEEN GRANTOR AND GRANTEE (WHICH REPRESENTATIONS AND WARRANTIES ARE PERSONAL TO GRANTEE, DO NOT RUN WITH THE LAND AND EXPIRE WITHIN 12 MONTHS FOLLOWING THE DATE OF THIS DEED) IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE GRANT AND CONVEYANCE OF THE PROPERTY IS "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS" OF ANY KIND INCLUDING BUT NOT LIMITED TO ANY MATTER, FACT OR CONDITION PERTAINING TO OR AFFECTED BY ANY APPLICABLE LAW, RULE OR REGULATION PERTAINING TO WATER, AIR, WASTE OR ENVIRONMENTAL PROTECTION (WHETHER ABOVE, WITHIN, UNDER OR ADJACENT TO THE PROPERTY). GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FITNESS, ENVIRONMENTAL COMPLIANCE, HANDICAPPED ACCESSIBILITY LAW COMPLIANCE, ELECTROMAGNETIC FIELD EXPOSURE LEVELS, AREA, CONDITION, QUALITY, QUANTITY, CHARACTER, SIZE, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, EXPENSES, DESCRIPTION, MERCHANTABILITY OR HABITABILITY OF THE PROPERTY, FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE OR OTHERWISE. GRANTEE, BY ITS ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR, ITS OFFICERS, DIRECTORS AND TRUSTEES AND THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNEES FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, UNDER CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION (OTHER THAN THE SPECIAL WARRANTY OF TITLE SET FORTH HEREIN) AND/OR ALLEGED REPRESENTATION.

      Grantee, by its acceptance hereof, hereby assumes payment of all standby charges, ad valorem real estate taxes and assessments with respect to the fiscal year beginning October 1, 2002 and subsequent calendar years not yet due and payable, each to the extent attributable to all or any portion of the Property.

             Grantee's address:     P.O. Box 1370
                             1200 Greensboro Avenue
                              Tuscaloosa, AL 35403
                              Telephone No. (205) 391-6000

            Grantor's address:      2000 South Colorado Boulevard
                              Tower Two, Suite 2000
                             Denver, Colorado 80222
                              Telephone No. (303) 691-4344

      Executed as of 31stday of March, 2003.


                                    GRANTOR:

                                    Waterford Square Apartments,
                                    a California general partnership

                                    By:   Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner

                                          _By:  /s/ Patrick Slavin
                                          _     Patrick Slavin
                                          _     Senior Vice President




THE STATE OF COLORADO ss.
                            ss.
DENVER COUNTY               ss.

      I, the undersigned authority, a notary public in and for said County and said State, hereby certify that Patrick Slavin, whose name Senior Vice President of Angeles Realty Corporation II, a California corporation, in its capacity as managing general partner of Waterford Square Apartments, a California general partnership, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation in such capacity.


      Given under my hand on this the 31st day of March, 2003.


                                    /s/Marcey K. Anderson
                                    Notary Public Marcey K. Anderson
      ______                        My Commission Expires: July 27, 2006

                                    EXHIBIT C

                              FORM OF BILL OF SALE


      THIS BILL OF SALE ("Bill of Sale") is made this 31st day of March, 2003 by WATERFORD SQUARE LIMITED PARTNERSHIP, a Connecticut limited partnership ("Seller"), in favor of WS Huntsville, LLC, an Alabama limited liability company ("Purchaser").

                             W I T N E S S E T H:

      WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract dated as of October 31, 2002 ("Contract") with respect to the sale of certain the Real Property identified on Exhibit A attached hereto and the Improvements located thereon. (Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning set forth in the Contract.)

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Purchaser all of the Fixtures and Tangible Personal Property, without representation or warranty of any kind whatsoever except as set forth in and subject to the terms of the Contract.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

      This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Purchaser and Seller.

      This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Alabama.

      EXECUTED as of the date set forth above.

      ______
                                    Waterford Square Apartments,
                                    a California general partnership

                                    By:   Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner


                                          _By:  /s/ Patrick Slavin
                                          _     Patrick Slavin
      ______                                    Senior Vice President

                                    EXHIBIT A

                                LEGAL DESCRIPTION
                          (Waterford Square Apartments)

PARCEL 3

All that part of Westbury Estates, Fifth Addition, a plat of which is recorded in Plat Book 5, at Page 96, and all that part of the Resubdivision of Lot 9, Block 8, of Westbury Estates, Third Addition, a Plat of which is recorded in Plat Book 6, at Page 39, all being recorded in the Office of the Judge of Probate, Madison County, Alabama, particularly described as follows:

All that part of Block No. 8, of the said Westbury Estates Fifth Addition, described as beginning at the Southeast corner of said Block 8; thence North 00 degrees 35 minutes East, a distance of 675.49 feet to a point on the South margin of Wellington Road; thence South 85 degrees 31 minutes West and along the South margin of Wellington Road, a distance of 160.00 feet to a point; said point being the Northwest corner of said Block 8; thence South 00 degrees 17 minutes West along the West margin of said Block 8, a distance of 662.28 feet to a point; said point being the Southwest corner of said Block 8; thence South 89 degrees 44 minutes East and along South margin of said Block 8, a distance of
156.05 feet to the Point of Beginning. LESS AND EXCEPT a 25 foot radius at the Northwest and Southwest corners of said block for street rights-of-way.

Also, all that part of Lot 9, Block 8 of said Resubdivision of Lot 9, Block 8, Westbury Estates, Third Addition, described as being the South 146.82 feet of Lot 9, Block 8, as recorded in Plat Book 6, Page 39.

Also, all of Block No. 15 of the said Westbury Estates, Fifth Addition as recorded in Plat Book 5, Page 96.

Also, all of Block No. 16 of the said Westbury Estates, Fifth Addition as recorded in Plat Book 5, Page 96.

Also, all that part of Block No. 17, of the said Westbury Estates, Fifth Addition described as beginning at the Southwest corner of said Block No. 17; thence North 85 degrees 35 minutes East and along the South margin of said Block No. 17, a distance of 831.32 feet to a point of curvature; thence around a curve to the left, having a radius of 156.53 feet and having a chord bearing and distance of North 53 degrees 16 minutes 23 seconds East 167.33 feet to a point; thence South 85 degrees 30 minutes West, a distance of 989.95 feet to a point on the West margin of said Block 17; thence South 15 degrees 29 minutes East a distance of 89.55 feet to the Point of Beginning. LESS AND EXCEPT a 25 foot radius at the Northwest corner of said Block for a street right-of-way as recorded in Plat Book 5, Page 96.

PARCEL 4

Lot 1 and 2, in Block 13, according to the Plat of Westbury Estates, Fifth Addition, Huntsville, Alabama as of record in Plat Book 5, Page 96, in the Office of the Judge of Probate, Madison County, Alabama.

PARCEL 5

Begin at the Northwest corner of Block No. 16 of Westbury Estates Fifth Addition, a Plat of said subdivision being recorded in Plat Book 5, at Page 96, in the Office of the Judge of Probate, Madison County, Alabama; thence from the point of beginning North 85 degrees 04 minutes East, and along the North margin of said Lot 16, a distance of 141.50 feet to a point on the West margin of Balmoral Drive; thence North 15 degrees 26 minutes 30 seconds West and along the West margin of Balmoral Drive a distance of 205.69 feet to a point, said point being the Southeast corner of that property described in Deed Book 465, at Page 621, Probate Records; thence South 85 degrees 48 minutes 30 seconds West and along the South boundary of that property described in Deed Book 465, at Page 621, a distance of 160.15 feet to a point on the East margin of Louisville and Nashville Railroad right-of-way (Right of Way width 100 feet); thence South 15 degrees 29 minutes East and along the said East margin of the Louisville and Nashville Railroad right of way a distance of 273.17 feet to a point; thence North 00 degrees 32 minutes East, and along the boundary of said Block 16, Westbury Estate Fifth Addition a distance of 64.50 feet to the point of beginning.

PARCEL 8

Lot 22, Block 6, according to the plat of Westbury Estates Third Addition, Huntsville, Alabama as of record in Plat Book 4, Page 63, of the Office of the Judge of Probate, Madison County, Alabama; also, Lot 10, Block 9, according to the plat of Westbury Estates Third Addition, Huntsville, Alabama as of record in Plat Book 4, Page 63, in the Office of the Judge of Probate, Madison County, Alabama.

PARCEL 9

All that part of Lot 1, Block 12, according to the plat of Westbury Estates, Third Addition, Huntsville, Alabama, as of record in Plat Book 4, Page 63, of the Probate Records of Madison County, Alabama, particularly described as beginning at the Southwest corner of said Lot 1, Block 12; thence from the place of the true beginning South 89 degrees 45 minutes East along the North margin of Jones Valley Drive, a distance of 150.0 feet; thence North 0 degrees 35 minutes East along the West margin of Queensbury Drive, a distance of 940.3 feet; thence North 89 degrees 25 minutes West 150.0 feet; thence South 0 degrees 35 minutes West along the West boundary of said Lot 1, Block 12, a distance of 941.18 feet to the place of beginning.

PARCEL 10

Lot 10, Block 9, according to the plat of Westbury Estates Third Addition, Huntsville, Alabama as of record in Plat Book 4, Page 63, in the Office of the Judge of Probate, Madison County, Alabama.

PARCEL 11

All that part of Lot 1, Block 12, according to the plat of Westbury Estates Third Addition, Huntsville, Alabama as of record in Plat Book 4, Page 63 in the Office of the Judge of Probate, Madison County, Alabama particularly described as beginning at the Northwest corner of said Lot 1, Block 12, thence South 89 degrees 28 minutes East along the South margin of Westbury Place a distance of
150.0 feet; thence South 0 degrees 35 minutes West along the West margin of Queensbury Drive (formerly Westbury Drive) a distance of 233.95 feet; thence North 89 degrees 25 minutes West 150.0 feet; thence North 0 degrees 35 minutes East 233.82 feet to the place of beginning.

PARCEL 12

All that part of Lot 9, Block 8, according to the plat of the Resubdivision of Lot 9, Block 8, Westbury Estates, Third Addition, Huntsville, Alabama as of record in Plat Book 6, Page 39 of the Probate Records of Madison County, Alabama, particularly described as beginning South 0 degrees 35 minutes West
15.13 feet from the Northeast corner of said Lot 9, Block 8, thence from the place of true beginning, South 0 degrees 35 minutes West along the West margin of Queensbury Drive, a distance of 449.35 feet; thence North 89 degrees 28 minutes West 150.0 feet; thence North 0 degrees 35 minutes East along the West boundary of said Lot 9, Block 8, a distance of 449.85 feet; thence South 89 degrees 18 minutes East 150.03 feet to the place of beginning.

LESS AND EXCEPT All that part of Lot 9, Block 8 of the Plat of the Resubdivision of Lot 9, Block 8, Westbury Estates, Third Addition, said Plat being recorded in Plat Book 6, Page 39 in the Office of the Judge of Probate, Madison County, Alabama, and all that part of Block 8, Westbury Estates Fifth Addition, said plat being recorded in Plat Book 5, Page 96, in said Probate Records, particularly described as follows:

Begin at the Northeast corner of Lot 9, Block 8 of the said resubdivision of Westbury Estates Third Addition, said point being located on the West margin of Queensbury Drive; thence South 00 degrees 35 minutes West a distance of 18.43 feet to a point; thence North 89 degrees 18 minutes West a distance of 129.39 feet to a point; thence North 00 degrees 33 minutes East a distance of 81.65 feet to a point on the South margin of Wellington Road; thence North 85 degrees 35 minutes East and along the South margin of the said Wellington Road a distance of 59.73 feet to a point of curvature; thence around a curve to the right, said curve having a radius of 64.44 feet a distance of 106.85 feet to a point of the West margin of Queensbury Drive, thence South 00 degrees 35 minutes West a distance of 4.59 feet to the Point of Beginning.

It is intended that that part of Block 8, which lies North of the first above described property and West of the above excepted property and East of that part of Block 8 as described in Parcel 3 herein, be conveyed also.

PARCEL 13

Block 14, according to the map of Westbury Estates, Fifth Addition, Huntsville, Alabama as recorded in Plat Book 5, Page 96, Probate Records of Madison County, Alabama.

PARCEL 14

Block 12, according to the map of Westbury Estates, Fifth Addition, Huntsville, Alabama as recorded in Plat Book 5, Page 96, Probate Records of Madison County, Alabama.

PARCEL 15

Lot 11, Block 9, according to the plat of Westbury Estates Sixth Addition, Huntsville, Alabama as recorded in Plat Book 6, Page 27, in the Office of the Judge of Probate, Madison County, Alabama.

PARCEL 16

Lot 23, Block 6, according to the survey of Westbury Estates Fourth Addition, as recorded in Plat Book 5, page 27, in the Office of the Judge of Probate of
                            Madison County, Alabama.

                                    EXHIBIT D

                        GENERAL ASSIGNMENT AND ASSUMPTION

      This General Assignment and Assumption (this "Assignment") is executed by WATERFORD SQUARE LIMITED PARTNERSHIP, a Connecticut limited partnership ("Seller"), in favor of WS Huntsville, LLC, an Alabama limited liability company ("Purchaser") as of March 31, 2003 (the "Effective Date").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract dated as of October 31, 2002 ("Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Contract.

      Pursuant to the Contract, Seller has agreed to assign, without recourse or warranty (other than the Seller's Representations), to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, the Permits (other than the Excluded Permits), and the Property Contracts.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1.____Assignment. As of the Effective Date, Seller hereby assigns, sells and transfers, without recourse or warranty (other than the Seller Representations), to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, the Permits (other than the Excluded Permits), and the Property Contracts.

      2.____Assumption. As of the Effective Date, Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller accruing from and after the date hereof in connection with the Property Contracts and, if any, the Miscellaneous Property Assets and the Permits (other than the Excluded Permits); provided, however, that to the extent that any Property Contract constitutes a Terminated Property Contract, Purchaser assumes such Property Contract only (a) through the effective date of the termination of such Property Contract pursuant to its express terms, and (b) to the extent of any cancellation fees or penalties due as a result of such termination.

      3.____Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      4.____Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.

      5.____Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Alabama.

      6.____Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

      7.____Further Assurances. Seller, for itself and its successors and assigns, agrees to execute and deliver such further endorsements, transfers, conveyances and assignments as may be reasonably necessary, pursuant to the request of a bona fide third party or legal authority, to further evidence the assignment and transfer intended to be effected by Seller to Purchaser pursuant to this Assignment.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.



                 [Remainder of Page Intentionally Left Blank]

Executed effective as of the Effective Date.

                                    Waterford Square Apartments,
                                    a California general partnership

                                    By:   Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner


                                          _By:  /s/ Patrick Slavin
                                          _     Patrick Slavin
      ______                                    Senior Vice President


      ______                        Purchaser:


                                    WS Hunstville, LLC, an Alabama limited
                                    liability company
      ______

      ______                        By:   /s/ Charlie O. Sealy, Jr.
      ______                        Name:       Charlie O. Sealy, Jr.
      ______                        Title:      President

                                    EXHIBIT E

          ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS


      This Assignment and Assumption of Leases and Security Deposits (this "Assignment") is executed by and between WATERFORD SQUARE LIMITED PARTNERSHIP, a Connecticut limited partnership ("Assignor"), and WS Huntsville, LLC, an Alabama limited liability company ("Assignee"), as of March 31, 2003 (the "Effective Date").

      Assignee and Assignor have entered into that certain Purchase and Sale Contract, dated as of October 31, 2002 (the "Purchase Contract"), in which Assignor has agreed to sell and Assignee has agreed to purchase the real property described in Exhibit A attached to the Purchase Contract and the improvements located thereon (collectively, the Project).

      Assignor, as landlord, has entered into those certain leases identified on Exhibit A attached hereto and incorporated herein by reference (collectively, together with all amendments, modifications, supplements, restatements and guarantees thereof, the "Leases") for the Project.

      The Purchase Contract requires Assignor and Assignee to execute this Assignment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

      1.____Capitalized Terms. Unless the context otherwise requires, all capitalized terms used, but not otherwise defined herein, shall have the meanings set forth for the same in the Purchase Contract.

      2.____Assignment and Assumption. As of the Effective Date, Assignor hereby irrevocably assigns, sets over, transfers and conveys to Assignee all of Assignor's right, title and interest in and to (a) the Leases and all lease guaranties, if any, related to the Leases, and (b) the Tenant Security Deposit Balance. Assignee hereby accepts this Assignment and the rights granted herein, and Assignee hereby expressly assumes, for itself and its successors, assigns and legal representatives, the Leases and the Tenant Security Deposit Balance and all of the obligations and liabilities, fixed and contingent, of Assignor thereunder accruing from and after the date hereof with respect to the Leases and the Tenant Security Deposit Balance and agrees to (i) be fully bound by all of the terms, covenants, agreements, provisions, conditions, obligations and liability of Assignor thereunder, which accrue from and after the date hereof, and (ii) keep, perform and observe all of the covenants and conditions contained therein on the part of Assignor to be kept, performed and observed, from and after the date hereof.

      3.____Indemnification. Assignee shall indemnify, protect, defend and hold harmless Assignor from and against any and all claims incurred by Assignor with respect to the Security Deposits assigned herein.

      4.____General Provisions.

      ______a. Successors. This Assignment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

      ______b. Counterparts. This Assignment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

      ______c. Governing Law. This Assignment and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State wherein the Project is located, without reference to the conflict of law provisions thereof.

      ______d. Attorney's Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.



                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, this Assignment was made and executed as of the date first above written.


      ______                        ASSIGNEE:
                                    WS Huntsville, LLC ,an Alabama limited
                                    liability company

                                    By:   Tuscaloosa Realty Corporation, Inc.
                                          an Alabama corporation,
                                          its Manager

                                    By:   /s/ Charlie O. Sealy, Jr.
                                          Charlie O. Sealy, Jr.
                                          Its President
      ______






      ______                        ASSIGNOR:

                                    Waterford Square Apartments,
                                    a California general partnership

                                    By:   Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner

                                          _By:  /s/ Patrick Slavin
                                          _     Patrick Slavin
      ______                                    Senior Vice President


THE STATE OF COLORADO ss.
      ______                  ss.
COUNTY OF DENVER      ss.

      Personally appeared before me, the undersigned authority in and for said county and state, on this 31st day of March, 2003, within my jurisdiction, the within named Patrick Slavin, who acknowledged that he is the Senior Vice President of Angeles Realty Corporation II, a California corporation, managing general partner of Waterford Square Apartments, a California general partnership, and that for and on behalf of corporation, a general partner of said limited partnership, and as the act and deed of said corporation, a general partner of said limited partnership, and as the act and deed of said limited partnership, he executed the above and foregoing instrument, after having been duly authorized by said corporation and said limited partnership so to do.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 31st day of March, 2003.

                                /s/Marcey K. Anderson
                                Marcey K. Anderson
                                My commission expires: July 27, 2006
      ______
      ______                        Notary  Public  in and  for the  State  of
                                    Colorado

                                    EXHIBIT A

                                   (Rent Roll)

                                    EXHIBIT F

                               TENANT NOTIFICATION

Tenants at Waterford Square Apartments
1045 Flynt Drive
Huntsville, Alabama  39208

                                    Re:   Your  lease  at   Waterford   Square
Apartments

Dear Tenant:

      Effective as of March 31, 2003, Waterford Square Limited Partnership, a Connecticut limited partnership ("Seller"), has sold the Waterford Square Apartments located at1045 Flynt Drive, Huntsville, Alabama 39208 (and has assigned your lease) to WS Huntsville, LLC, an Alabama limited liability company ("Purchaser"). In connection with such sale and assignment, the Purchaser has assumed the Seller's obligations as landlord under your lease and has also been transferred any unapplied and refundable portion of your security deposit(s). The amount of your security deposit is $______________________________.

      All rent thereafter due should be made payable to the Purchaser and forwarded to the following address:

      Waterford Square Apartments Office
      201 Queensbury Drive
      Huntsville, AL 35802

      All inquiries you may have should be addressed to the property manager at the address set forth above.

                                    Very truly yours,



                                   Purchaser:

                                    WS Huntsville, LLC, an Alabama limited liability company

                                    By:   Tuscaloosa Realty Corporation, Inc.
                                          an Alabama corporation
                                          its Manager

____________                        Seller:

                                    Waterford Square Apartments,
                                    a California general partnership

                                    By:   Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner

                                          _By:  /s/ Patrick Slavin
                                          _     Patrick Slavin
____________                                    Senior Vice President

                                    EXHIBIT G

                             [INTENTIONALLY OMITTED]

                                 SCHEDULE 1.1.19

                            LIST OF EXCLUDED PERMITS

                                      None

                                 SCHEDULE 1.1.21

           LIST OF EXCLUDED FIXTURES AND TANGIBLE PERSONAL PROPERTY


1. Purchasers Access Computer Hardware and Software

2. AIMCO Benchmark Series Books

3. Connect: Remote Horizon Software

                                  SCHEDULE 3.5

                           LIST OF MATERIALS DELIVERED

(a) Seller's form of residential lease agreement used at the Property (b) all Property Contracts and any equipment leases (c) any property locator or similar agreements (other than agreements with the Property Manager), if any, pertaining to the marketing and advertisement of the Property for leasing (and payment of commissions in connection therewith), but only to the extent the same will remain in effect after the Closing
(d) all engineering studies, environmental reports, termite inspections or warranties, to the extent available and in Seller's possession (subject to
      Section 3.5.2), which relate to the Property and were prepared for Seller by third parties
(e) to the extent in Seller's possession (subject to Section 3.5.2), ad valorem and personal property tax statements for the current year, and the status of any pending appeal
(f) a current rent roll for the Property, in Seller's existing format, showing the unit number, tenant name, term of lease, rental amount and amount of security deposit
(g) current operating statements for the Property, and to the extent available and in Seller's possession (subject to Section 3.5.2), for the three years prior to the year in which the Effective Date occurs
(h) a summary of pending insurance claims and pending litigation, if any, provided that such summary shall be prepared to Seller's knowledge (as defined in Section 6.4 of the Contract) and Seller makes no representations or warranties regarding the outcome of such claims or litigation
(i) to the extent available and in Seller's possession (subject to Section 3.5.2), guaranties or warranties with respect to the roof of the Property, if any
(j) Seller's ACM plan, lead in water O&M, and other O&M plans, if any (k) copies of any certificates of occupancy and/or other Permits, to the extent available and in Seller's possession (subject to Section 3.5.2) (l) a summary (as prepared by each utility provider) for the billing activity with respect to such utility as to the Property for the 2 month period prior to the Effective Date

                                                                 Exhibit 10.43.2

                        REINSTATEMENT AND FIRST AMENDMENT
                          TO PURCHASE AND SALE CONTRACT

      THIS REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 15th day of November, 2002, by and between WATERFORD SQUARE APARTMENTS, a California general partnership
("Seller"), and SEALY MANAGEMENT COMPANY, INC., an Alabama corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Purchaser on November 4, 2002, pursuant to Section 3.2 thereof.

      C. Purchaser and Seller desire to reinstate the Purchase Contract and amend the Purchase Contract in certain respects, as set forth below.

      D. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The Purchase Contract is hereby reinstated in full force and effect, subject to the amendments contained herein.

      2. Section 3.1 of the Purchase Contract is hereby amended such that the Feasibility Period shall extend from the Effective Date to and including November 22, 2002.

      3. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership



                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner

                                          By:  _/s/ Patrick Slavin
                                               _Patrick Slavin, Senior Vice
                                                President



                                   Purchaser:

                                    Sealy Management Company, Inc.,
                                    an Alabama corporation


                                    By:__/s/ Charlie O. Sealy, Jr.
                                       Charlie O. Sealy, Jr., Vice President

                                                                 Exhibit 10.43.3

                      REINSTATEMENT AND SECOND AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS REINSTATEMENT AND SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 25th day of November, 2002, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and SEALY MANAGEMENT COMPANY, INC., an Alabama corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and Purchaser and Seller desire to reinstate and further amend the Purchase Contract in certain respects, as set forth below.

      D. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 2.2 of the Purchase Contract is hereby amended to read as follows:

             2.2 Purchase Price and Deposit. The total purchase price ("Purchase Price") for the Property shall be $18,200,000.00, which shall be paid by Purchaser, as follows:

      2. Section 3.1 of the Purchase Contract is hereby amended such that the Feasibility Period shall extend from the Effective Date to and including November 25, 2002.

      3. Purchaser hereby  unconditionally  waives the termination provisions of
Section 3.2 of the Purchase Contract, and acknowledges that the Deposit is and shall be nonrefundable to Purchaser except as provided in Sections 4.3, 8.2.5, 10.2, 11.1 and 12.1 of the Purchase Contract.

      4. Section 4.3 of the Purchase Contract is hereby amended to read as follows:

            4.3 Objection and Response Process. On or before Tuesday, November 26, 2002 (the "Objection Deadline"), Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any matter set forth in the Title Documents or the Survey to which Purchaser objects (the "Objections"). If Purchaser fails to tender an Objection Notice on or before the Objection Deadline, Purchaser shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Documents and the Survey. On or before 5 days after Seller's receipt of the Objection Notice (the "Response Deadline"), Seller may, in Seller's sole discretion, give Purchaser notice (the "Response Notice") of those Objections which Seller is willing to cure, if any. Seller shall be entitled to reasonable adjournments of the Closing Date to cure the Objections. If Seller fails to deliver a Response Notice by the Response Deadline, Seller shall be deemed to have elected not to cure or otherwise resolve any matter set forth in the Objection Notice. If Purchaser is dissatisfied with the Response Notice, Purchaser may, as its exclusive remedy, elect by written notice given to Seller on or before the expiration of 5 days following the Response Deadline, either (a) to accept the Title Documents and Survey with resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections) and without any reduction or abatement of the Purchase Price, or (b) to terminate this Contract, in which event the Deposit shall be returned to Purchaser. If Purchaser fails to give notice to terminate this Contract on or before the expiration of such 5 day Period, Purchaser shall be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Title Documents and the Survey, subject only to resolution, if any, of the Objections as set forth in the Response Notice (or if no Response Notice is tendered, without any resolution of the Objections).

      5. The Additional Deposit shall be due on or before Tuesday, November 26, 2002, and, notwithstanding the provisions of Section 4.5.3 of the Purchase Contract, Purchaser shall have until Wednesday, December 4, 2002, to submit the TAP Application as required under the Purchase Contract.

      6. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      7. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership



                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner

                                          By:  _/s/ Harry Alcock
                                               _Harry Alcock, Executive Vice
                                                President



                                   Purchaser:

                                    Sealy Management Company, Inc.,
                                    an Alabama corporation


                                    By:__/s/ Charlie O. Sealy, Jr.
                                       Charlie O. Sealy, Jr., Vice President

                                                                 Exhibit 10.43.4

                               THIRD AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 3rd day of December, 2002, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and SEALY MANAGEMENT COMPANY, INC., an Alabama corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      E. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Notwithstanding the provisions of Section 4.5.3 of the Purchase Contract, Purchaser shall have until Wednesday, December 11, 2002, to submit the TAP Application as required under the Purchase Contract.

      2. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Thursday, January 23, 2003.

      3. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:  _/s/ Patrick Slavin
                                          _    Patrick Slavin, Senior Vice
                                               President



                                   Purchaser:

                                    Sealy Management Company, Inc.,
                                    an Alabama corporation


                                    By:__Charlie O. Sealy, Jr.
                                         Charlie O. Sealy, Jr., Vice President

                                                                 Exhibit 10.43.5

                               FOURTH AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 15th day of January, 2003, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and WS HUNTSVILLE, LLC, an Alabama limited liability company ("Purchaser").

                                    RECITALS:

      A. Seller and Sealy Management Company, Inc., an Alabama corporation ("Original Purchaser"), entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Original Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Original Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. The Purchase Contract was amended by that certain Third Amendment to Purchase Contract dated as of December 3, 2002, by and between Seller and Original Purchaser.

      E. Original Purchaser assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated December 5, 2002.

      F. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      G. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Friday, January 31, 2003.

      2. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      3. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:  _/s/ Harry Alcock
                                          _    Harry Alcock, Executive Vice
                                               President



                                   Purchaser:

                                    WS Huntsville, LLC, an Alabama
                                    limited liability company

                                    By:   Tuscaloosa Realty Company, Inc.,
                                          an Alabama corporation,
                                          its Manager


                                          _By:  /s/ Charlie O. Sealy, Jr.
                                          _     Charlie O. Sealy. Jr.
                                                Its President

                                                                 Exhibit 10.43.6

                               FIFTH AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS FIFTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 24th day of January, 2003, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and WS HUNTSVILLE, LLC, an Alabama limited liability company ("Purchaser").

                                    RECITALS:

      A. Seller and Sealy Management Company, Inc., an Alabama corporation ("Original Purchaser"), entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Original Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Original Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. The Purchase Contract was amended by that certain Third Amendment to Purchase Contract dated as of December 3, 2002, by and between Seller and Original Purchaser.

      E. Original Purchaser assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated December 5, 2002.

      F. The Purchase Contract was amended by that certain Fourth Amendment to Purchase Contract dated as of January 15, 2003, by and between Seller and Purchaser.

      G. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      H. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Wednesday, February 12, 2003.

      2. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      3. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.






                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:  _/s/ Patrick F.Slavin
                                          _    Patrick Slavin, Senior Vice
                                               President



                                   Purchaser:

                                    WS Huntsville, LLC, an Alabama
                                    limited liability company

                                    By:   Tuscaloosa Realty Company, Inc.,
                                          an Alabama corporation,
                                          its Manager


                                          _By:  /s/ Charlie O. Sealy, Jr.
                                          _     Charlie O. Sealy. Jr.
                                                Its President

                                                                 Exhibit 10.43.7


                               SIXTH AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS SIXTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 5th day of February, 2003, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and WS HUNTSVILLE, LLC, an Alabama limited liability company ("Purchaser").

                                    RECITALS:

      A. Seller and Sealy Management Company, Inc., an Alabama corporation ("Original Purchaser"), entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Original Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Original Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. The Purchase Contract was amended by that certain Third Amendment to Purchase Contract dated as of December 3, 2002, by and between Seller and Original Purchaser.

      E. Original Purchaser assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated December 5, 2002.

      F. The Purchase Contract was amended by that certain Fourth Amendment to Purchase Contract dated as of January 15, 2003, by and between Seller and Purchaser.

      G. The Purchase Contract was amended by that certain Fifth Amendment to Purchase Contract dated as of January 24, 2003, by and between Seller and Purchaser.

      H. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      I. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Wednesday, February 19, 2003.

      2. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      3. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.






                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:  _/s/ Harry Alcock
                                          _    Name:  Harry Alcock
                                          _    Title: Executive Vice President




                                   Purchaser:



                                    WS Huntsville, LLC, an Alabama
                                    limited liability company

                                    By:   Tuscaloosa Realty Company, Inc.,
                                          an Alabama corporation,
                                          its Manager


                                          _By:  /s/ Gina S. Miers
                                          _     Gina S. Miers
                                                Vice President

                                                                 Exhibit 10.43.8

                              SEVENTH AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS SEVENTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 14th day of February, 2003, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and WS HUNTSVILLE, LLC, an Alabama limited liability company ("Purchaser").

                                    RECITALS:

      A. Seller and Sealy Management Company, Inc., an Alabama corporation ("Original Purchaser"), entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Original Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Original Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. The Purchase Contract was amended by that certain Third Amendment to Purchase Contract dated as of December 3, 2002, by and between Seller and Original Purchaser.

      E. Original Purchaser assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated December 5, 2002.

      F. The Purchase Contract was amended by that certain Fourth Amendment to Purchase Contract dated as of January 15, 2003, by and between Seller and Purchaser.

      G. The Purchase Contract was amended by that certain Fifth Amendment to Purchase Contract dated as of January 24, 2003, by and between Seller and Purchaser.

      H. The Purchase Contract was amended by that certain Sixth Amendment to Purchase Contract dated as of February 5, 2003, by and between Seller and Purchaser.

      I. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      J. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.





                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Wednesday, February 26, 2003.

      2. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      3. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.






                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:   /s/ Patrick F. Slavin
                                          _    Name:  Patrick F. Slavin
                                          _    Title: Senior Vice President




                                   Purchaser:



                                    WS Huntsville, LLC, an Alabama
                                    limited liability company

                                    By:   Tuscaloosa Realty Company, Inc.,
                                          an Alabama corporation,
                                          its Manager


                                          _By:  /s/ Charlie O. Sealy, Jr.
                                          _    Name:  Charlie O. Sealy, Jr
                                          _    Title: President

                                                                 Exhibit 10.43.9

                               EIGHTH AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS EIGHTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 21st day of February, 2003, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and WS HUNTSVILLE, LLC, an Alabama limited liability company ("Purchaser").

                                    RECITALS:

      A. Seller and Sealy Management Company, Inc., an Alabama corporation ("Original Purchaser"), entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Original Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Original Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. The Purchase Contract was amended by that certain Third Amendment to Purchase Contract dated as of December 3, 2002, by and between Seller and Original Purchaser.

      E. Original Purchaser assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated December 5, 2002.

      F. The Purchase Contract was amended by that certain Fourth Amendment to Purchase Contract dated as of January 15, 2003, by and between Seller and Purchaser.

      G. The Purchase Contract was amended by that certain Fifth Amendment to Purchase Contract dated as of January 24, 2003, by and between Seller and Purchaser.

      H. The Purchase Contract was amended by that certain Sixth Amendment to Purchase Contract dated as of February 5, 2003, by and between Seller and Purchaser.

      I. The Purchase Contract was amended by that certain Seventh Amendment to Purchase Contract dated as of February 14, 2003, by and between Seller and Purchaser.

      J. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      K. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.



                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Wednesday, March 5, 2003, or such earlier date as Seller and Buyer shall mutually agree in writing.

      2. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      3. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.






                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:   /s/ Lisa R. Cohn
                                          _    Name:  Lisa R. Cohn
                                          _    Title: Vice President




                                   Purchaser:



                                    WS Huntsville, LLC, an Alabama
                                    limited liability company

                                    By:   Tuscaloosa Realty Company, Inc.,
                                          an Alabama corporation,
                                          its Manager


                                          _By:  /s/ Charlie O. Sealy, Jr
                                          _    Name:  Charlie O. Sealy, Jr.
                                          _    Title: President

                                                                Exhibit 10.43.10

                               NINTH AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS NINTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 26th day of February, 2003, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and WS HUNTSVILLE, LLC, an Alabama limited liability company ("Purchaser").

                                    RECITALS:

      A. Seller and Sealy Management Company, Inc., an Alabama corporation ("Original Purchaser"), entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Original Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Original Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. The Purchase Contract was amended by that certain Third Amendment to Purchase Contract dated as of December 3, 2002, by and between Seller and Original Purchaser.

      E. Original Purchaser assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated December 5, 2002.

      F. The Purchase Contract was amended by that certain Fourth Amendment to Purchase Contract dated as of January 15, 2003, by and between Seller and Purchaser.

      G. The Purchase Contract was amended by that certain Fifth Amendment to Purchase Contract dated as of January 24, 2003, by and between Seller and Purchaser.

      H. The Purchase Contract was amended by that certain Sixth Amendment to Purchase Contract dated as of February 5, 2003, by and between Seller and Purchaser.

      I. The Purchase Contract was amended by that certain Seventh Amendment to Purchase Contract dated as of February 14, 2003, by and between Seller and Purchaser.

      J. The Purchase Contract was amended by that certain Eighth Amendment to Purchase Contract dated as of February 21, 2003, by and between Seller and Purchaser.

      K. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      L. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.



                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Friday, March 14, 2003, or such earlier date as Seller and Buyer shall mutually agree in writing.

      2. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      3. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.






                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:   /s/ Lisa R. Cohn
                                          Name: Lisa R. Cohn
                                          _    Title: Vice President




                                   Purchaser:



                                    WS Huntsville, LLC, an Alabama
                                    limited liability company

                                    By:   Tuscaloosa Realty Company, Inc.,
                                          an Alabama corporation,
                                          its Manager


                                          _By:  /s/ Charlie O. Sealy, Jr.
                                          _    Name:  Charlie O. Sealy, Jr.
                                          _    Title: President

                                                                Exhibit 10.43.11

                               TENTH AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS TENTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 7th day of March, 2003, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and WS HUNTSVILLE, LLC, an Alabama limited liability company ("Purchaser").

                                    RECITALS:

      A. Seller and Sealy Management Company, Inc., an Alabama corporation ("Original Purchaser"), entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Original Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Original Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. The Purchase Contract was amended by that certain Third Amendment to Purchase Contract dated as of December 3, 2002, by and between Seller and Original Purchaser.

      E. Original Purchaser assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated December 5, 2002.

      F. The Purchase Contract was amended by that certain Fourth Amendment to Purchase Contract dated as of January 15, 2003, by and between Seller and Purchaser.

      G. The Purchase Contract was amended by that certain Fifth Amendment to Purchase Contract dated as of January 24, 2003, by and between Seller and Purchaser.

      H. The Purchase Contract was amended by that certain Sixth Amendment to Purchase Contract dated as of February 5, 2003, by and between Seller and Purchaser.

      I. The Purchase Contract was amended by that certain Seventh Amendment to Purchase Contract dated as of February 14, 2003, by and between Seller and Purchaser.

      J. The Purchase Contract was amended by that certain Eighth Amendment to Purchase Contract dated as of February 21, 2003, by and between Seller and Purchaser.

      K. The Purchase Contract was amended by that certain Ninth Amendment to Purchase Contract dated as of February 26, 2003, by and between Seller and Purchaser.

      L. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      M. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.



                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 4.5.2 of the Purchase Contract is hereby amended such that clause (ii) thereof shall read as follows:

      "(ii) the Lender and HUD shall release Seller, as well as any guarantors and other obligated parties under the Assumed Loan Documents, from all obligations under the Assumed Loan Documents arising from and after the Closing Date (and any related guarantees or letters of credit) (including, without limitation, any obligation to make payments of principal and interest under the
Note) except with respect to any breach of the Regulatory  Agreement,  including
Section 17(a) and (b) thereof, that may have occurred prior to the Closing Date (collectively, the foregoing referred to herein as the "Loan Assumption and Release")."

      2. The third sentence of Section 4.5.4 of the Purchase Contract is hereby amended to read as follows:

      "Additionally, since HUD will require that all existing reserves, impounds and other accounts required to be maintained in connection with the Loan will remain with Lender, Purchaser shall (a) reimburse Seller at the Closing the amount of all reserves, impounds and other accounts required to be maintained in connection with the Loan, (b) increase all such reserves, impounds and accounts to the extent required by Lender, and (c) fund any additional reserves, impounds or accounts required by Lender to be maintained by Purchaser in connection with the Loan after the Loan Assumption and Release (the foregoing amounts in (a), (b) and (c) collectively referred to herein as the "Required Loan Fund Amounts"), including but not limited to an account equal to the amount of all Tenant Deposits."

      3. The fourth sentence of Section 4.5.4 of the Purchase Contract is hereby deleted.

      4. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Friday, March 21, 2003, or such earlier date as Seller and Buyer shall mutually agree in writing.

      5. Section 5.3.10 of the Purchase Contract is hereby amended to add the following after the words "to cause the Loan Assumption and Release":

      ", including, without limitation, a certificate of insurance evidencing the satisfaction of Lender's requirements with respect to insurance to be maintained by Purchaser with respect to the Property from and after the Closing Date,".

      6. The last sentence of Section 5.4.7 is hereby amended to read as follows: "As set forth in Section 4.5.4, Purchaser shall reimburse Seller at Closing for any existing reserves, impounds or other accounts maintained in connection with the Loan, and establish an account for Tenant Deposits in an amount equal to the Tenant Security Deposit Balance."

      7. The last sentence of Section 5.4.12 of the Purchase Contract is hereby amended to replace the words "shall be made available" with the words "turned over".

      8. Any reference in the Contract indicating that Seller is a "Connecticut limited partnership" are revised to indicate that Seller is a "California general partnership."

      9. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      10. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.






                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:   /s/ Pat Foye
                                          _    Name:  Pat Foye
                                          _    Title: Executive Vice President




                                   Purchaser:



                                    WS Huntsville, LLC, an Alabama
                                    limited liability company

                                    By:   Tuscaloosa Realty Company, Inc.,
                                          an Alabama corporation,
                                          its Manager


                                          _By:  /s/ Charlie O. Sealy, Jr.
                                          _    Name:  Charlie O. Sealy, Jr.
                                          _    Title: President

                                                                Exhibit 10.43.12

                              ELEVENTH AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS ELEVENTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 14th day of March, 2003, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and WS HUNTSVILLE, LLC, an Alabama limited liability company ("Purchaser").

                                    RECITALS:

      A. Seller and Sealy Management Company, Inc., an Alabama corporation ("Original Purchaser"), entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Original Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Original Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. The Purchase Contract was amended by that certain Third Amendment to Purchase Contract dated as of December 3, 2002, by and between Seller and Original Purchaser.

      E. Original Purchaser assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated December 5, 2002.

      F. The Purchase Contract was amended by that certain Fourth Amendment to Purchase Contract dated as of January 15, 2003, by and between Seller and Purchaser.

      G. The Purchase Contract was amended by that certain Fifth Amendment to Purchase Contract dated as of January 24, 2003, by and between Seller and Purchaser.

      H. The Purchase Contract was amended by that certain Sixth Amendment to Purchase Contract dated as of February 5, 2003, by and between Seller and Purchaser.

      I. The Purchase Contract was amended by that certain Seventh Amendment to Purchase Contract dated as of February 14, 2003, by and between Seller and Purchaser.

      J. The Purchase Contract was amended by that certain Eighth Amendment to Purchase Contract dated as of February 21, 2003, by and between Seller and Purchaser.

      K. The Purchase Contract was amended by that certain Ninth Amendment to Purchase Contract dated as of February 26, 2003, by and between Seller and Purchaser.

      L. The Purchase Contract was amended by that certain Tenth Amendment to Purchase Contract dated as of March 4, 2003, by and between Seller and Purchaser.

      M. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      N. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.



                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Friday, March 28, 2003, or such earlier date as Seller and Buyer shall mutually agree in writing.

      2. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      3. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.




                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:   /s/ Chad Asarch
                                          _    Name:  Chad Asarch
                                          _    Title: Vice President




                                   Purchaser:



                                    WS Huntsville, LLC, an Alabama
                                    limited liability company

                                    By:   Tuscaloosa Realty Company, Inc.,
                                          an Alabama corporation,
                                          its Manager


                                          _By:  /s/ Gina S. Miers
                                          _    Name:  Gina S. Miers
                                          _    Title: Vice President

                                                                Exhibit 10.43.13

                              TWELFTH AMENDMENT TO
                           PURCHASE AND SALE CONTRACT

      THIS TWELFTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 20th day of March, 2003, by and between WATERFORD SQUARE APARTMENTS, a California general partnership ("Seller"), and WS HUNTSVILLE, LLC, an Alabama limited liability company ("Purchaser").

                                    RECITALS:

      A. Seller and Sealy Management Company, Inc., an Alabama corporation ("Original Purchaser"), entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of October 31, 2002, covering certain real property located in Madison County, Alabama, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was terminated by Original Purchaser on November 4, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and First Amendment to Purchase and Sale Contract dated as of November 15, 2002.

      C. The Purchase Contract was again terminated by Original Purchaser on November 25, 2002, pursuant to Section 3.2 thereof, and subsequently reinstated pursuant to that certain Reinstatement and Second Amendment to Purchase and Sale Contract dated as of November 25, 2002.

      D. The Purchase Contract was amended by that certain Third Amendment to Purchase Contract dated as of December 3, 2002, by and between Seller and Original Purchaser.

      E. Original Purchaser assigned its interest in the Purchase Contract to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Contract dated December 5, 2002.

      F. The Purchase Contract was amended by that certain Fourth Amendment to Purchase Contract dated as of January 15, 2003, by and between Seller and Purchaser.

      G. The Purchase Contract was amended by that certain Fifth Amendment to Purchase Contract dated as of January 24, 2003, by and between Seller and Purchaser.

      H. The Purchase Contract was amended by that certain Sixth Amendment to Purchase Contract dated as of February 5, 2003, by and between Seller and Purchaser.

      I. The Purchase Contract was amended by that certain Seventh Amendment to Purchase Contract dated as of February 14, 2003, by and between Seller and Purchaser.

      J. The Purchase Contract was amended by that certain Eighth Amendment to Purchase Contract dated as of February 21, 2003, by and between Seller and Purchaser.

      K. The Purchase Contract was amended by that certain Ninth Amendment to Purchase Contract dated as of February 26, 2003, by and between Seller and Purchaser.

      L. The Purchase Contract was amended by that certain Tenth Amendment to Purchase Contract dated as of March 4, 2003, by and between Seller and Purchaser.

      M. The Purchase Contract was amended by that certain Eleventh Amendment to Purchase Contract dated as of March 14, 2003, by and between Seller and Purchaser.

      N. Purchaser and Seller desire to further amend the Purchase Contract in certain respects, as set forth below.

      O. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract, as amended.



                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. The first sentence of Section 5.1 of the Purchase Contract is hereby amended such that the Closing Date shall be Monday, March 31, 2003, or such earlier date as Seller and Buyer shall mutually agree in writing.

      2. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      3. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.




                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:



                                    Waterford Square Apartments,
                                    a California general partnership


                                    By:   _Angeles Realty Corporation II,
                                          a California corporation,
                                          its managing general partner



                                          By:   /s/ Chad Asarch
                                          _    Name:Chad Asarch
                                          _    Title:Vice President




                                   Purchaser:



                                    WS Huntsville, LLC, an Alabama
                                    limited liability company

                                    By:   Tuscaloosa Realty Company, Inc.,
                                          an Alabama corporation,
                                          its Manager


                                          _By:  /s/ Charlie O. Sealy, Jr.
                                          _    Name:  Charlie O. Sealy, Jr.
                                          _    Title: President